UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MGE Energy, Inc.

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# FUTURE-FORWARD ENERGY 2025

for a dynamic world

Your Community Energy Company

MGE ENERGY®

About MGE Energy

MGE Energy, Inc. (MGE Energy or the Company), is an
investor-owned public utility holding company headquartered in the state capital of Madison, Wis. MGE Energy is the parent company of Madison Gas and Electric Company (MGE), your community energy company. With roots in the community dating back more than 150 years, the utility provides affordable natural gas and electric service in south-central and western Wisconsin.

Our Mission

We are committed to industry leadership, to customer engagement in many different ways and to safe, reliable, affordable and sustainable energy. Your community energy company is growing its use of cost-effective carbon-free energy resources and partnering with customers to advance innovative solutions that meet their needs, manage energy affordability and achieve shared energy goals.

Our Decarbonization Strategies

Your community energy company is pursuing globally recognized strategies to achieve our goal of net-zero carbon electricity by 2050.

To achieve our sustainability goals, we are:

▪
Decarbonizing our energy supply cost-effectively.
▪
Partnering with our customers in new, innovative ways to help manage their energy use.
▪
Electrifying transportation, the largest source of direct greenhouse gas emissions, and other end uses.
▪
Building a more dynamic, integrated grid to enable new technologies.
▪
Balancing this transition to a net-zero carbon future to ensure all our customers benefit.

Our Values We serve as your community energy company embracing our mission, values and vision for working toward a better future for all those we serve.

Safety	Reliability	Sustainability	Equity	Engagement
Safety is one of our core values. The safety of our employees, customers and communities is our top priority.	We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.	With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.	We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.	We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

From Our Chairman, President and CEO

Dear Fellow Shareholders:

In 2025, MGE Energy marked 50 consecutive years of dividend increases, joining only a select number of companies to achieve that milestone. Our record is indicative of our ongoing commitment to consistent growth and to responsible financial stewardship of your investment.

Thank you for the trust and confidence you have in our Company. I look forward to the opportunity to discuss our performance during our Annual Meeting of Shareholders on Tuesday, May 19, 2026. Please join us online beginning at 11 a.m., Central Time.

With nearly $2 billion in projected capital investment within the next five years, we remain focused on providing safe, reliable and affordable energy for the customers and communities we are privileged to serve. Our planned investments in wind, solar, battery storage and natural gas generation will help to ensure ongoing top-ranked electric reliability as we continue to transition our energy supply responsibly.

In 2025, we continued to grow our use of renewables and battery storage serving our grid:

Jeff Keebler
Chairman, President and CEO

•
Paris Battery Energy Storage: Wisconsin's first large-scale battery storage project came online in June 2025. MGE owns 11 megawatts (MW) of battery storage and 20 MW of solar at the 310-MW Paris Solar-Battery Park in Kenosha County.
•
Darien Solar: MGE owns 10% of the 250-MW solar project in southern Wisconsin, which also features 75 MW of battery energy storage expected online in 2026.
•
Strix Solar: One-third of MGE's 6-MW Strix Solar project outside of Madison, Wisconsin, serves the Company’s new community solar program. The remaining capacity serves all MGE electric customers with cost-effective local solar energy.

The Company’s current capital plan supports the additional development of nearly 400 MW of renewables and energy storage in the next five years.

In March 2026, MGE applied for State regulatory approval to purchase a share of the existing natural gas-fired RockGen Energy Center. Cost-effective natural gas supports the Company’s renewables growth by helping to ensure reliability during extreme conditions, such as the severe cold weather this past winter. If approved, we expect to close on the purchase in 2027.

Safe, reliable, affordable energy is our fundamental obligation to our customers. It helps our communities continue to grow and to thrive as new large-load customers seek opportunities in Wisconsin. Your community energy company is working to support the continued health and vitality of our communities through our ongoing economic development efforts and the creation of new rate structures to serve very large customers.

We also continue working in multiple ways to maintain energy affordability, including through innovative partnerships with customers and other stakeholders. MGE’s affordability as a percentage of customer wallet has improved 20% since 2014. Maintaining energy affordability is a top priority as we work to meet our communities’ sustainability goals and reliability needs and advance new energy solutions for the future.

Thank you for your valued partnership and investment in MGE Energy. Please review this Proxy Statement and cast your vote promptly.

Sincerely,

Jeff M. Keebler

Chairman, President and CEO

April 2, 2026

From Our Lead Independent Director

Dear Fellow Shareholders:

As Lead Independent Director, I am pleased to provide a brief overview of the board’s ongoing work to provide strong governance. We continue our oversight of MGE Energy’s long-term strategy. With ten meetings of the full board annually, directors are actively engaged, receiving regular briefings from subject matter experts on matters critical to our business and evolving industry.

Board Oversight and Strategic Direction

The board remains focused on overseeing the Company’s continued delivery of safe, reliable, affordable, and increasingly sustainable energy, with more than 40 clean energy and battery storage projects announced in the last 10 years. We engage management regularly on the Company’s substantial and ongoing investment in generation and infrastructure to enhance grid reliability. These efforts support long-term system resilience, customer and community expectations, and economic development throughout the service territory.

Jim Possin
Lead Independent Director

Governance, Independence, and Board Effectiveness

Eight out of our 10 directors are independent, ensuring robust independent oversight. Independent directors meet regularly without management to review strategy, risk, and performance. Our oversight encompasses strategic planning, major capital projects, enterprise‑wide risk assessments, market and regulatory trends, and key operational matters, including cybersecurity and new and emerging technologies.

Our experienced and highly engaged board is well positioned to support the Company's long-term needs through the range of skills our directors bring to their service. Further, our annual director peer- and self-evaluation process strengthens our preparedness to navigate evolving regulatory, operational and market dynamics.

Reliability and Responsible Stewardship

MGE continues to be recognized for delivering top-ranked electric reliability, which reflects both disciplined operational practices and strategic investments in our electric generation and distribution system. Our board is deeply committed to ensuring the Company delivers on its responsibilities while transitioning our energy supply and electric grid for the future.

On behalf of the board, thank you for your continued support of MGE Energy. We are committed to representing your interests and creating long-term value for our investors and the communities that depend on the Company for safe, reliable energy.

Please review this Proxy Statement and exercise your right to vote your shares. Our shareholders’ perspectives help to inform the future of your Company. On behalf of the board, we look forward to your participation at the upcoming Annual Meeting.

Sincerely,

James L. Possin

Lead Independent Director

April 2, 2026

Notice of 2026 Annual Meeting of Shareholders

Regardless of whether you plan to attend the MGE Energy, Inc., 2026 Annual Meeting of Shareholders (the Annual Meeting), please take a moment to vote your proxy.

The Annual Meeting will be held virtually, using the same format as last year's meeting. As always, we encourage you to vote your shares prior to the meeting date.

Meeting Information

Instructions on attending the virtual shareholder meeting are provided in the Questions and Answers under the "Proxy Summary" section of this Proxy Statement. To participate, you will need the 16-digit control number included on your proxy materials. A recorded version of the Annual Meeting will be available online afterward.

Date & Time Tuesday, May 19, 2026 11:00 a.m. Central Time
How to Attend Online at www.virtualshareholdermeeting.com/ MGEE2026.

Items of Business

▪
To elect the three Class I directors named in this Proxy Statement to terms of office expiring at the 2029 Annual Meeting of Shareholders,
▪
To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2026,
▪
Advisory vote to approve executive compensation, and
▪
To transact such other business as may properly come before the meeting.

Record Date Shareholders of record at the close of business on March 23, 2026, are entitled to vote at the meeting.

Voting by Proxy

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting. Your vote is important. The matters to be acted upon at the meeting are described in the accompanying Proxy Statement.

By Order of the Board of Directors,

Cari Anne Renlund

Vice President General Counsel and Secretary

This notice of Annual Meeting, Proxy Statement and accompanying proxy card are first being mailed on or about April 2, 2026, to shareholders of record at the close of business on March 23, 2026, the record date for this meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 19, 2026:

This Proxy Statement and our 2025 Annual Report to Shareholders are available at www.mgeenergy.com/proxy.

Table of Contents

Proxy Summary	1	Executive Compensation	32
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 19, 2026		Compensation Discussion and Analysis	32
		Human Resources and Compensation Committee Report	39
	1	2025 Summary Compensation Table	40
Business Overview	2	2025 Grants of Plan-Based Awards Table	41
Financial Performance	5	Outstanding Equity Awards at December 31, 2025	42
Your Board of Directors	6	2025 Option Exercises and Stock Vested	43
Proposal 1 - Election of Directors	9	2025 Pension Benefits Table	43
Governance Snapshot	16	2025 Nonqualified Deferred Compensation Table	44
Risk Assessment and Oversight	17	Potential Payments on Employment Termination or Change in Control	46
Shareholder Engagement and Outreach	18	CEO Pay-Ratio	47
Corporate Responsibility and Sustainability	19	Pay Versus Performance	48

Board of Directors Information	22	Voting and Meeting Information	51
How Our Board Operates	22	Attending the Annual Meeting	51
Committees	22	Number of Votes per Share	51
Director Independence	24	Voting Deadline	51
Related Person Transactions	24	How Street Name Holders May Vote	51
Code of Ethics	25	How Registered Holders May Vote	51
Insider Trading Policy	25	Voting Your 401(k) Shares	52
Nonemployee Director Compensation	25	Broker Non-Votes	52
Meeting Attendance	26	Holders Needed to Establish a Quorum	52
Policy Regarding Annual Meeting Attendance	26	The Vote Necessary for Action to Be Taken	52
		Revocation of Proxies	53
Beneficial Ownership	27	Why did I receive a separate Notice instead of printed proxy materials?	53
Beneficial Ownership of Common Stock	27

Proposal 2 - Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm		Other Information	54
		Transaction of Other Business	54
		Expenses of Solicitation	54
	29	Householding	54
Audit Committee Report	30	Shareholder Proposals for 2027 Annual Meeting	54
		Contacting Our Directors	54
Proposal 3 - Advisory Vote on Executive Compensation		References to Websites	55
	31	Forward-Looking Information	55

Proxy Summary

Voting Matters

This summary highlights certain information contained elsewhere in the Proxy Statement for the 2026 Annual Meeting of MGE Energy. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement and our 2025 Annual Report on Form 10-K before casting your vote.

		Board Vote Recommendation	Page Reference
1	Election of Directors	FOR each nominee	Page 9
2	Ratification of Independent Accounting Firm	FOR	Page 29
3	Advisory Vote to Approve Executive Compensation (Say-on-Pay)	FOR	Page 31

How To Vote

By Internet proxyvote.com/MGEE	By Phone 1-800-690-6903	By Mail Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717
See the section entitled "Voting Information" in this Proxy Statement for further instructions on voting your proxy and to see how your votes are counted.

Question: How can I attend the Annual Meeting?

The Annual Meeting will be held online. Shareholders are encouraged to participate by visiting the following website: www.virtualshareholdermeeting.com/mgee2026. To fully participate in the meeting, you will need your 16-digit control number from your proxy materials. See the Notice of Annual Meeting Shareholders at the beginning of this Proxy Statement for more information.

Question: How do I participate in the Annual Meeting?

Shareholders will be able to join via a webcast. An audio broadcast of the Annual Meeting also will be available by telephone toll-free at 1-877-328-2502. Shareholders of record as of close of business on March 23, 2026, are entitled to participate in and to submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/mgee2026.

To participate in the online Annual Meeting, you will need the 16-digit control number included on your proxy materials. The Annual Meeting will begin promptly at 11:00 a.m., Central Time (CT). Online check-in will begin at 10:30 a.m. CT. Please allow yourself time to log in to the virtual meeting.

Question: Why is it important to vote?

Your broker is not permitted to vote on your behalf on the election of directors, or the advisory vote related to executive compensation matters. Thus, your broker needs your instructions in order for your shares to be voted on these matters. For your vote to be counted, you must communicate your voting instructions to your broker, bank or other financial institution before the date of the Annual Meeting. If you do not vote, your shares may not be represented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be Held on May 19, 2026

This Proxy Statement and our 2025 Annual Report to Shareholders are available at www.mgeenergy.com/proxy. Shareholders can elect to receive email alerts when proxy and Annual Meeting materials are available on the Internet instead of receiving paper copies in the mail. Please consider visiting www.mgeenergy.com/paperless to sign up for next year. Email delivery of your proxy materials will help us reduce costs and the amount of resources used in connection with the Annual Meeting.

Business Overview

Our Business

MGE Energy is an investor-owned public utility holding company headquartered in the state capital of Madison, Wisconsin. MGE Energy is the parent company of Madison Gas and Electric (MGE), which provides electric service to 170,000 customers and natural gas service to 180,000 customers in south-central and western Wisconsin.

More than 99% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations consisting of the following business segments:

▪
Regulated electric utility operations – generating, purchasing and distributing electricity through MGE.
▪
Regulated gas utility operations – purchasing and distributing natural gas through MGE.
▪
Nonregulated energy operations – owning and leasing electric generating capacity that assists MGE through MGE Energy's wholly owned subsidiaries MGE Power Elm Road and MGE Power West Campus.
▪
Transmission investments – representing our investment in American Transmission Company LLC, a company engaged in the business of providing electric transmission services primarily in Wisconsin, and our investment in ATC Holdco LLC, a company created to facilitate out-of-state electric transmission development and investments.
▪
All Other – investing in companies and property that relate to the regulated operations and financing the regulated operations, through its wholly owned subsidiaries Central Wisconsin Development Corporation, MAGAEL, LLC, and North Mendota Energy & Technology Park, LLC, and corporate operations and services.

Our People

Our industry is ever-changing. Executive management believes it is important to continue to develop the Company's workforce to meet the evolving needs and preferences of our customers and communities. MGE has 726 employees, more than 40% of whom are covered by collective bargaining agreements.

We Power Safety

We power safety. Work safe. Home safe. That is our commitment at MGE, and it is embraced by MGE employees. Our Occupational Health and Safety Policy recognizes occupational health and safety risks and embraces safe work practices and environments as fundamental values at MGE.

Employee Engagement

MGE is committed to sustainable workforce practices, such as career development and training. All employees have the opportunity to learn and grow, whether to increase job proficiency, improve decision-making skills or prepare for new roles and responsibilities.

Workplace Culture

MGE supports an inclusive, respectful work environment where individuals and groups can achieve their full potential. All employees have equitable access to employment and development opportunities. An employee-led team, with representation from various parts of the Company, works to engage employees and to identify opportunities for supporting an inclusive workforce.

Our Engagement and Partnerships

MGE seeks to engage all our customers in a variety of ways to ensure all customers experience MGE as their community energy company. Understanding and deepening our engagement with our customers and communities are at the core of MGE's mission as a critical services provider and community partner. We work to build and maintain relationships, advance shared goals and invest in our communities. Our communities continue to grow and to become more richly diverse. MGE works to develop culturally competent initiatives, communications and services for our customers.

MGE is committed to helping improve the quality of life for all those we serve. MGE contributes to and helps to better our communities through our charitable foundation, corporate giving and partnerships, and the volunteerism and service of our valued employees.

The MGE Foundation has given more than $10 million to 400+ community organizations in the last five years.

Our Industry Leadership

Safety

When mitigating or responding to potential natural gas emergencies,
MGE crews continue to earn high marks. In 2024, the most recent data year available, MGE's response time was ranked in the top 10%
of a nationwide industry survey.

Ranked in top 10% for natural gas response in nationwide industry survey.
This ranking is reflective of MGE's dedicated employees who always put customer safety first and who understand what it means to serve as your community energy company.

Service Reliability

MGE is a national leader in electric reliability. MGE has ranked in the top four investor-owned utilities in the country for the fewest number of outages per customer in each of the last 18 years. That includes ranking number one seven times.

	Ranked in top 4 for fewest number of electric outages per customer.	Ranked #1 7 times in the last 18 years.

Energy Affordability

Maintaining energy affordability remains important to MGE. Since announcing our framework for a more sustainable future in 2015, we have made significant investments in cleaner energy generation and grown the Company while managing impacts to electric rates. Renewable energy carries no fuel costs, which helps to reduce rate volatility and manage long-term costs into the future. MGE’s average residential electric bill as a percentage of the median customer wallet is 1.46% for 2024, representing a 20% decrease over the recent 10-year period.(1)

An MGE residential electric bill as a percentage of customer wallet at 1.46% is below the Wisconsin utility peer average of 1.59% percentages based on data as of December 2024
(1) Median household income data sourced from Federal Reserve Economic Data, last published Sept. 9, 2025. Average residential customer bill information derived from FERC Form No. 1 filings.

Our Sustainability Commitments

Our commitment to sustainability is part of our long-term business strategy for continued success and for meeting our customers' needs cost-effectively. MGE's framework for a more sustainable future, introduced in November 2015, continues to guide our work with customers to achieve the Company's sustainability goals, including the goal of net-zero carbon electricity by 2050.

A foundational objective in MGE's framework is ensuring all customers enjoy the economic and environmental benefits of the Company's ongoing clean energy transition. As the conductor of our community grid, MGE is working to build and to manage an increasingly dynamic, integrated grid and to maintain its safety, security and efficiency.

MGE also is addressing emissions associated with the purchase and distribution of natural gas. MGE is committed to strategies for working with suppliers, pipeline operators, customers, regulators and other industry stakeholders and to the exploration of new and emerging technologies, such as renewable natural gas, to serve customers more sustainably.

Goal of net-zero carbon electricity	More than 750 MW of renewable	Goal of net-zero methane emissions	Expanded use of agrivoltaics through	Goal of 100% all-electric or plug-in

by 2050.	generation and storage expected to be added from 2015 through 2030.	from MGE's natural gas distribution system by 2035.	solar grazing at local MGE-owned and operated solar facilities.	hybrid light-duty vehicles by 2030.

Financial Performance

Return on Investment

MGE Energy has increased the dividend for 50 consecutive years, a milestone that only a select number of companies have achieved and paid dividends for more than 110 years. MGE Energy’s earnings per share and assets have a five-year compound annual growth rate of 7%. We believe our recent and planned investments in cost-effective generation are enabling the decarbonization of our energy supply while ensuring ongoing energy reliability.

Earnings per Share Growth	Dividends per Share Growth
Asset Growth	Projected Capital Investments of Nearly $2 billion

Your Board of Directors

Our board takes seriously its responsibility to shareholders and appreciates the confidence that shareholders have placed in corporate leadership to oversee the Company and to manage investors' capital wisely. Each director is committed to the highest ethical standards, accountability and open dialogue with one another and with management. The board believes that the skills and perspectives represented among our directors help provide effective oversight.

The board is elected to oversee management's performance, although management is responsible for managing the day-to-day operations of the Company. The board reviews the Company's long-term strategic plan, business initiatives, major capital projects and budget matters. Also included in the areas over which our board provides oversight are the Company's environmental and sustainability performance, enterprise-wide risk assessment (including with respect to cybersecurity), strategic projects and investments, and trends in new technologies and industry changes.

Board Leadership

The position of Board Chairman and CEO may be combined or separated as deemed appropriate by the board. If the Chairman and the CEO are the same person, the Chair of the Corporate Governance Committee serves in the role of Lead Independent Director. The Lead Independent Director also will serve as a liaison between the board and the CEO. Currently, our CEO serves as Chairman and guides the board along with the Lead Independent Director. Given the complexity of the industry, its operations and the regulatory environment, the board believes having an experienced industry executive as our Chairman, combined with a strong Lead Independent Director, is the appropriate structure for the Company.

Chairman

Jeffrey M. Keebler

Role of Our Chairman and CEO

As the individual with primary responsibility for managing the Company's day-to-day operations and for executing on the Company's vision and strategy, our CEO is best positioned to chair regular board meetings as we discuss key business and strategic issues. Our CEO brings Company-specific experience to help the board focus on those issues of greatest importance to the Company and its shareholders.

Lead Independent Director

James L. Possin

Role of Our Lead Independent Director

Director Possin, who is an independent member of our board as determined under the guidelines adopted by the Nasdaq Stock Market (Nasdaq), serves as our Lead Independent Director. Director Possin has served as a board member since 2009 and has served as our Lead Independent Director since May 2024.

Our Lead Independent Director has extensive authority and responsibility in ensuring the board meets its responsibilities for Company oversight. The board has structured the role of our Lead Independent Director to fulfill the important requirements of strong, independent leadership on the board. The Lead Independent Director is responsible for the following:

•
Board Leadership: Is empowered to call meetings of the board or executive sessions. The Lead Independent Director also is empowered to chair executive sessions of the directors.
•
Board Information: Provides input to the Chairman on the scope, quality, quantity and timeliness of the information provided to the board and serves as a nonexclusive conduit to the Chairman of views and concerns of our directors.
•
Corporate Governance Committee Leadership: Chairs our Corporate Governance Committee, which annually evaluates the composition, structure and performance of our board and assists in board recruitment, refreshment and succession planning.

Experience and Skills of the Board of Directors

Board members bring a breadth of experience and diversity to their service as directors, which helps them in their oversight of the Company. In addition, directors are kept informed and educated through reports provided to them by senior management on a regular basis and through collaborations with Company officers and subject matter experts, including presentations by officers and internal and external subject matter experts. Directors also have the opportunity to participate in industry and director training events.

The board conducts an annual assessment that evaluates board structure and composition, board meetings, board committees, key board responsibilities, board management, and the directors' expertise and experience.

In addition, a peer evaluation is performed annually for the directors up for election and as part of succession planning to consider and select new directors. This evaluation covers key professional skills, diversity of backgrounds, and breadth of community and other business experience and knowledge. Finally, each director also conducts an individual self-assessment once every three years to evaluate their own skills and experience relative to their board service.

Effective oversight comes from a board that represents a diverse range of experience and perspectives that provides the collective qualifications, attributes, skills and experience necessary for sound governance. The percentages below are based on MGE Energy's 10 directors.

Financial Acumen

Experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor. Experience in analyzing or evaluating financial statements, large capital projects, financings and/or budgets.

100% Directors with financial acumen

Technology/Security

Experience in and understanding of the business and operations technical systems, including financial systems, grid operations and customer information systems. Understanding of the potential for physical and cyber threat to critical infrastructure and digital systems and the risk mitigation plans.

40% Directors with technology and security experience

Strategic Leadership/Governance

Experience as executive officer and/or senior leader in business or public service with an understanding of how to oversee complex organizations, provide effective corporate governance and enable a strong corporate culture.

100% Directors with strategic leadership and governance experience

Legal/Regulated Industry

Experience working closely with government agencies and in a highly regulated business. Having worked in public policy for an organization that operates within the public policy and regulatory process.

100% Directors with legal and regulatory experience

Environmental/Safety

Experience in and understanding of environmental policy and compliance, impacts and risk, and emerging issues and opportunities for greater sustainability. Experience in and understanding of workplace and/or public safety related to critical infrastructure and operations of essential services.

70% Directors with environmental and safety experience

Operations

Experience in the energy or utility industry or development, construction, manufacturing or essential services. Knowledge of electric generation and distribution or gas operations and distribution systems. Understanding of the technical issues and risks associated with the reliability, resiliency and safety of such systems.

50% Directors with operations experience

Customer/Community/Workforce

Understanding of and experience in working in the business and political environment of the Company's customer base. An understanding of customer service, experience and expectations and of community issues, needs and interests. Community involvement through nonprofit, business and civic organizations. Experience in and understanding of employee relations, workplace environment and our unique community culture.

100% Directors with customer, community and workforce experience

Board Information
			Experience/Skills							Board Committees
Director:	Age:	Director Since:								Audit	Human Resources and Compensation	Executive	Corporate Governance
Patricia K. Ackerman	65	2024	■		■	■	■		■	■ C
Marcia M. Anderson	68	2018	■		■	■	■	■	■		■ C
James G. Berbee	62	2018	■	■	■	■			■		■		■
Londa J. Dewey	65	2008	■		■	■	■		■		■	■	■
Jeffrey M. Keebler (C)	54	2017	■	■	■	■	■	■	■			■
Daniel J. Kelly	63	2024	■		■	■			■	■	■
James L. Possin ( L )	74	2009	■		■	■			■	■		■ C	■ C
Angela S. Rieger	58	2024	■		■	■	■	■	■		■		■
Gary J. Wolter	71	2000	■	■	■	■	■	■	■			■
Noble L. Wray	65	2021	■	■	■	■	■	■	■	■			■
				Meetings in 2025:						5	5	—	4

C - Chairman L - Lead Independent Director

Financial Acumen	Technology/Security	Strategic Leadership/Governance
Legal/Regulated Industry	Environmental/Safety	Operations
Customer/Community/Workforce

Board Practices	Board Accountability
▪
Ten full board meetings per year; 14 committee meetings in 2025
▪
Annual board self-assessment covering board structure, meetings, committees, responsibilities and management of the board
▪
Board oversight of environmental, social and governance (ESG) matters and regular engagement with management
▪
Periodic strategic planning and review sessions with Company officers
▪
Director orientation and opportunities for continuing director education on key topics and emerging issues
▪
Biannual risk assessments and biennial risk exercise with Company officers (see Risk Assessment and Oversight)
▪
Board oversight of human resource strategies

▪
Shareholder engagement and outreach program
▪
Peer evaluation and individual self-assessment annually for the directors up for election before being nominated for election and as part of succession planning
▪
Anti-pledging and hedging policies
▪
Overboarding policy
▪
Stock ownership guidelines
▪
Retirement guidelines for directors at age 75
▪
Majority vote standard in uncontested director elections within resignation policy
▪
Code of Ethics affirmation by all MGE Energy directors (as well as MGE officers and employees)

Proposal 1

Election of Directors

Our Board consists of 10 directors divided into three classes. One class is elected each year for a term of three years.

You are being asked to vote on the three nominees named below to serve as Class I directors. If elected, each nominee will serve for a three-year term to expire at the 2029 Annual Meeting. Each director will hold office until his or her successor has been elected and qualified or until the director's earlier resignation or removal. Your proxy may not be voted for a greater number of persons than the three nominees below.

All our directors serve concurrently as directors of MGE Energy's wholly owned subsidiary, MGE. Our board has determined that all of our current directors, other than Directors Keebler and Wolter, are independent as defined in the applicable Nasdaq listing standards and reflected in our Corporate Governance Guidelines.

Our Director Nominees

Directors Berbee, Dewey and Rieger are currently Class I directors whose terms expire at the 2026 Annual Meeting of Shareholders and who have been recommended by our Corporate Governance Committee and nominated by our board for reelection.

Each of the nominees has indicated a willingness to serve if elected, and the board has no reason to believe that any nominee will be unavailable for that service. If any nominee should become unable to serve, it is presently intended that your proxy will be voted for a substitute nominee designated by the board. Under the Company's retirement guidelines, directors are expected to retire no later than the date and time of the Annual Meeting of Shareholders following the date on which he or she attains the age of 75, unless requested to remain by the board.

The balanced tenure of our directors promotes experience and stability while also allowing for a broader understanding of the issues that affect our business. We have a mix of seasoned directors who provide in-depth knowledge and historical perspective of the industry and of new directors who bring fresh ideas. The board believes the directors of MGE Energy collectively have backgrounds and skills important for MGE Energy's business and the makeup of the board serves to ensure that members are able to provide oversight and guidance, balanced with our overall Company strategies.

Majority Vote Resignation Policy

Under our Amended and Restated Bylaws, any incumbent nominee for director in an uncontested election who does not receive a greater number of votes "for" election than votes "against" such election is required to tender promptly an offer of resignation. The Board's Corporate Governance Committee will consider that resignation and recommend to our Board of Directors, based on all relevant factors, whether to accept the tendered resignation or to pursue another action. Our Board will then act on that recommendation no later than 90 days following the certification of the shareholder vote. We will promptly publicly disclose the Board's decision and, if applicable, the reasons for rejecting the resignation or pursuing another action. The full details of our director resignation policy are set forth in our Amended and Restated Bylaws, which are available on our website at www.mgeenergy.com/governance and also found under the "Corporate Governance Committee" caption.

Your Board recommends a vote "FOR" each nominee.

Nominee Biographies	Class I – Term Expiring in 2026
James G. Berbee Age 62 | Independent Director since: 2018 Committees: Human Resources and Compensation, Corporate Governance
Qualifications	Key Experiences

Mr. Berbee brings to the Board extensive business experience, including with respect to leadership, strategic growth, operational oversight and corporate governance. Mr. Berbee also has significant technology and cybersecurity experience, bringing the Board valuable insight with respect to its risk oversight practices.

Director skills:

Financial Acumen

Technology/Security

Strategic Leadership/Governance

Legal/Regulated Industry

Customer/Community/Workforce

▪
Chairman and co-founder of WiscMed LLC, a medical device company that designed the Wispr digital otoscope, from 2015 to present
▪
Licensed physician
▪
Former Chairman and CEO of Berbee Information Network Corp., a network integration services and e-business consulting company
▪
Former Chair of the Wisconsin Alumni Research Foundation and holds several patents
▪
Master of Science in mechanical engineering and a Master of Business Administration from the University of Wisconsin-Madison
▪
Graduated from Stanford University School of Medicine

Londa J. Dewey Age 65 | Independent Director since: 2008 Committees: Human Resources and Compensation, Corporate Governance, Executive
Qualifications	Key Experiences

Ms. Dewey brings significant strategic leadership and governance experience as a chief executive officer, as well as strong financial skills through her prior experience as President of the Private Client Group and Market President at U.S. Bank. She also has extensive experience serving on both for-profit and nonprofit boards, giving her a deep understanding of effective organizational oversight.

Director skills:

Financial Acumen

Strategic Leadership/Governance

Legal/Regulated Industry

Environmental/Safety

▪
Chief Executive Officer of QTI Management Services, Inc., a human resources and staffing company, since 2007
▪
Past President of the Private Client Group and Market President at U.S. Bank where she was an employee from 1982 to 2007 and an Officer from 1985 to 2007
▪
Holds the following directorships: American Family Insurance; Wealth Management Company, Northwestern Mutual Life; and Puelicher Center (UW business school). Past directorships include: Board Chair Meriter Health Services and Meriter Hospital, Wausau Paper Inc., Board Chair Edgewood College, Board Chair United Way of Dane County and Foundation

Customer/Community/Workforce

Angela S. Rieger Age 58 | Independent Director since: 2024 Committees: Human Resources and Compensation, Corporate Governance
Qualifications	Key Experiences

Ms. Rieger brings to the Board extensive business experience, including with respect to strategy development, operations oversight and organizational leadership. She also brings strategic leadership and governance expertise gained through her several leadership roles at Lands’ End.

Director skills:

Financial Acumen

Strategic Leadership/Governance

Legal/Regulated Industry

Environmental/Safety

Operations

Customer/Community/Workforce

▪
Retired Executive Vice President, Chief Transformation Officer at Lands' End, a clothing and home decor retailer, from 2023 to April 2025, where she was responsible for all aspects of the product life cycle, from initial development through final sale
▪
Previously, held several progressively advanced leadership roles at Lands' End, including Senior Vice President of International and Wholesale from 2019 through 2022 and Senior Vice President Global Planning and Inventory from 2014 to 2019
▪
Serves on boards of Thrivent Financial and American Family Children's Hospital Development Partners Advisory Board
▪
She previously served on the boards of Clean Lakes Alliance and Women in Retail Leadership

Other Members of the Board of Directors Class II – Term Expiring in 2027
Patricia K. Ackerman Age 65 | Independent Director since: 2024 Committees: Audit
Qualifications	Key Experiences

Ms. Ackerman brings a unique perspective to the Board as a former head of investor relations and with extensive experience in corporate responsibility and sustainability matters. She also has a background in financial management.

Director skills:

Financial Acumen

Strategic Leadership/Governance

Legal/Regulated Industry

Environmental/Safety

▪
Retired Senior Vice President, Investor Relations, Corporate Responsibility and Sustainability, and Treasurer of A.O. Smith, a global water heater and boiler manufacturing company, from 2018 to 2022
▪
Served as the Management representative for A.O. Smith's Audit Committee and ESG advisor to the Board
▪
Served on the board of directors and as Governance Committee Chair for the American Red Cross for Southeast Wisconsin, Investment Policy Committee for Aurora Healthcare and a Finance Committee Member for the Wisconsin Multiple Sclerosis Society
▪
External Advisory Board member for the University of Wisconsin School of Business and is past chair for Milwaukee Women, Inc.
▪
Has her MBA from Marquette University

Customer/Community/Workforce

Marcia M. Anderson Age 68 | Independent Director since: 2018 Committees: Human Resources and Compensation
Qualifications	Key Experiences

Ms. Anderson brings to the Board significant leadership experience through her extensive military service, in addition to experience with public utility operations. Ms. Anderson also has public board experience, giving her valuable corporate governance experience, and bringing to the Board key insights regarding corporate reporting.

Director skills:

Financial Acumen

Strategic Leadership/Governance

Legal/Regulated Industry

Environmental/Safety

Operations

Customer/Community/Workforce

▪
Owner of Elan Solutions, LLC, a consulting service that provides services to organizations in human capital and strategic planning, from 2020 to present
▪
Former Clerk of Court of U.S. Bankruptcy Court - Western District of Wisconsin until her retirement in 2019
▪
Has a Juris Doctor from Rutgers University School of Law and a Master of Strategic Studies from the U.S. Army War College
▪
Retired from the Army in May 2016 with a rank of Major General
▪
Worked for General Public Utilities Corporation early in her career
▪
Serves on the board of directors for the Green Bay Packers
▪
Previously served on the board of directors for Nicolet National Bank

Jeffrey M. Keebler Age 54 Director since: 2017 Committees: Executive
Qualifications	Key Experiences

Mr. Keebler has served in a wide variety of roles with increasing responsibility over almost three decades with MGE Energy and MGE. Mr. Keebler brings to the Board a deep understanding of the public utility space and insight into the business of MGE Energy and MGE.

Director skills:

Financial Acumen

Technology/Security

Strategic Leadership/Governance

▪
Chairman of MGE Energy, Inc., and Madison Gas and Electric Company since October 1, 2018
▪
President and Chief Executive Officer of MGE Energy, Inc., and Madison Gas and Electric Company since March 1, 2017
▪
Was Senior Vice President - Energy Supply and Planning of Madison Gas and Electric Company, a position he held since July 2015
▪
Was Assistant Vice President - Energy Supply and Customer Service, a position he held since January 2012
▪
Has been employed at Madison Gas and Electric Company since 1995
▪
Has a Master of Business Administration and has been involved in the public utility business for 30 years
▪
Holds the following directorships: Director of ATC Management Inc. and ATC Development Manager Inc., Director of the University of Wisconsin Research Park and Director of United Way of Dane County

Legal/Regulated Industry Environmental/Safety Operations Customer/Community/Workforce

Gary J. Wolter Age 71 Director since: 2000 Committees: Executive

Qualifications	Key Experiences

Mr. Wolter served in a number of roles throughout his more than 30 years with MGE Energy and MGE, including 28 years as an officer. Mr. Wolter brings to the Board a wealth of industry and company-specific knowledge, in addition to his financial and legal acumen.

Director skills:

Financial Acumen

Technology/Security

Strategic Leadership/Governance

Legal/Regulated Industry

Environmental/Safety

Operations

Customer/Community/Workforce

▪
Past Chairman, President and Chief Executive Officer of MGE Energy, Inc., and Madison Gas and Electric Company until March 1, 2017, and was an officer since 1989 and an employee since 1984
▪
Was an attorney
▪
Has been involved in the public utility business for 40 years
▪
Holds or has held the following directorships: Chairman of National Guardian Life Insurance Company, Director of the Oscar Rennebohm Foundation, and former Chair of the Board of Authority for the University of Wisconsin Hospitals and Clinics

Class III – Term Expiring in 2028
Daniel J. Kelly Age 63 | Independent Director since: 2024 Committees: Audit, Human Resources and Compensation
Qualifications	Key Experiences

Mr. Kelly brings to the Board strong financial expertise and strategic leadership experience, particularly through his former roles at American Family Insurance. He also has extensive knowledge of public accounting, corporate reporting, financial services, risk management, operational oversight and corporate governance.

Director skills:

Financial Acumen

▪
Senior Lecturer, University of Wisconsin-Madison, School of Business, September 2021 to present
▪
Director Kelly held various executive leadership positions over his 36-year career with American Family Insurance, including:
▪
Chief Underwriting Officer from 2022 through 2023, where he was responsible for

Strategic Leadership/Governance Legal/Regulated Industry Customer/Community/Workforce
overseeing product management of the organization's property and casualty product portfolio
▪
Chief Financial Officer, from 2011 through 2021, where accountabilities included Controller, Enterprise Risk Management, Reinsurance, Investments, Internal Audit and Facilities
▪
Vice President of Human Resources from 2007 through 2011
▪
Serves on the University of Wisconsin-Madison Athletic Board since 2023 and the University of Wisconsin Carbone Cancer Center Advisory Board since 2020
▪
Served on the Risk Management and Insurance MBA Advisory Board from 2017 – 2025, University of Wisconsin-Madison School of Business Dean's Advisory Board from 2012-2024, and Edgewood College School of Business Advisory Board from 2018-2020
▪
Is a certified public accountant and has his MBA from the University of Wisconsin-Madison

James L. Possin Age 74 | Independent Director since: 2009 Committees: Audit, Executive, Corporate Governance
Qualifications	Key Experiences

Mr. Possin brings to the Board extensive knowledge of public accounting, tax matters, corporate reporting, financial services and risk management through his certified public accounting background, as well as his audit committee experience.

Director skills:

Financial Acumen

Strategic Leadership/Governance

Legal/Regulated Industry

Customer/Community/Workforce

▪
Is a certified public accountant and holds a BBA in accounting and a Juris Doctor from the University of Wisconsin-Madison
▪
Self-employed tax consultant with James L. Possin CPA LLC from 2008 through 2018
▪
Former partner at Grant Thornton LLP where he advised on tax- and financial-related matters until his retirement in 2007
▪
Was a past member of the Audit, Finance and Insurance Council of Oakwood Lutheran Homes Association, Inc.

Noble L. Wray Age 65 | Independent Director since: 2021 Committees: Audit, Corporate Governance
Qualifications	Key Experiences
▪
Mr. Wray is a community leader and brings to the Board significant leadership experience. Mr. Wray’s nonprofit and government board service give him significant expertise in effective governance and leadership, with a focus on community engagement. Mr. Wray also brings to the Board strong financial acumen.

Director skills:

Financial Acumen

Technology/Security

Strategic Leadership/Governance

Legal/Regulated Industry

Environmental/Safety

Operations

Customer/Community/Workforce

▪
Served as Chief of Police, Practices and Accountability for the U.S. Department of Justice in 2016
▪
Former Chief of Police, City of Madison, until his retirement in 2013
▪
Helped lead the national initiative to implement the U.S. Department of Justice 21st Century policing reforms
▪
Currently serves on Wisconsin Governor's Pardon Advisory Board
▪
Co-chaired Wisconsin Governor Doyle's bipartisan State Commission on Reducing Racial Disparity in the Criminal Justice System
▪
Since 2014, has consulted as a subject matter expert on the use of force and organizational transformation for several police agencies nationally
▪
Holds a Bachelor of Science degree in Criminal Justice from the University of Wisconsin-Milwaukee
▪
Graduate of the Wisconsin Department of Justice Executive Leadership Course
▪
Received an honorary Doctor of Philosophy in Social Welfare degree from the University of Wisconsin-Milwaukee
▪
Certified trainer/consultant for both Stephen Covey and COPS Office Fair and Impartial Policing
▪
In addition to serving on many community boards, in 2014, served as Interim President and CEO of the Urban League of Greater Madison

Governance Snapshot

Board Structure

▪
Eight out of 10 directors are independent
▪
100% independent key board committees: Corporate Governance, Audit, and Human Resources and Compensation
▪
Ongoing board refreshment: Four new directors since 2021
▪
Strong Lead Independent Director role
▪
Director tenure average of nine years

Board Independence	Director Tenure
80% are independent	9 years average tenure

Director Tenure Ranges
<5 years ■■■■ 5-10 years ■■■ 10+ years ■■■

Board Refreshment 4 new directors since 2021

September 2021 Noble Wray	March 2024 Patricia Ackerman	March 2024 Daniel Kelly	March 2024 Angela Rieger

All directors have extensive experience in the following:		Other key professional skills include experience in the following:

Demographic Information	Ethnic/Racial Diversity
Four of our directors identify as female and two of our directors identify with a racial background from an underrepresented community. One director is a military veteran.	20% are people of color
Gender Diversity
40% are women

Risk Assessment and Oversight

Enterprise-wide risk assessment and oversight are fundamental responsibilities of our board. Directors are involved in the process of overseeing the primary risks we face in the conduct of our business. Trends in economic, business and commodity market conditions and trends in legislative and regulatory initiatives are reviewed by the board as part of the Company's Enterprise Risk Management (ERM) program.

The board receives, on an ongoing basis, information from management related to key business risks and mitigation strategies. These business risks include existing and emerging risks related to environmental performance and sustainability, information technology systems and cybersecurity, including artificial intelligence; operational risks; financial risks; reliability risks; and regulatory risks.

The Company's Internal Audit department, on behalf of MGE management and the board, facilitates a biannual ERM process with each officer of the Company and with management. The sessions with individual Company officers and management update existing areas of risk; classify new or emerging areas of risk; and identify owners responsible for assessing, managing and/or mitigating areas of risk. The results of these updates are reported to the Audit Committee, which oversees the ERM process, to ensure the directors are aware of any material updates. This serves to complement ongoing and regular presentations and reports from Company officers, the Internal Audit department, and subject matter experts on risk and emerging risk identification, assessment and mitigation strategies.

Additionally, on a biennial basis, the board conducts a broad-based exercise with Company officers on risk and emerging risk identification, assessment and mitigation strategies. The board last conducted this exercise in 2025.

Our comprehensive approach encourages all our directors to initiate discussion at any time, either directly or through our Lead Independent Director, on any areas of concern, including risk identification and assessment, controls, management and oversight.

Responsibility for risk is assigned as indicated in the table below.

Full Board
Enterprise Risk Management Corporate Sustainability and ESG Customer and Community Engagement	Financial Performance Operations Public and Regulatory Policy	Security - Cyber and Physical Strategic Oversight
Committees
Audit	Human Resources and Compensation	Governance
Financial Reporting Compliance Code of Conduct Cyber Compliance Disclosure Ethics	Executive Compensation and Benefits Human Resources Strategies	Board Succession and Composition Board and Corporate Governance CEO Succession

Shareholder Engagement and Outreach

Our investor relations efforts help Company officers and the board understand how investors view the Company's policies and practices, strategies and long-term direction and help leadership assess and address emerging areas of interest to investors. We are committed to accountability and transparency and believe that understanding and considering shareholder perspectives advance those priorities. Shareholder feedback from our shareholder engagement and outreach and our investor relations program is shared with board members.

How We Engage

Company officers engage shareholders in several ways,

including through:

▪
In-person and virtual meetings with institutional shareholders and others.
▪
Presentations at industry conferences and investor meetings.
▪
Annual disclosure documents, including financial and corporate responsibility and sustainability reports and related disclosures.
▪
Annual Meeting of Shareholders, during which shareholders may ask questions, which are answered either at the meeting or in follow-up afterward.
▪
Review and board discussion of Annual Meeting proxy voting results to understand voting and any shareholder comments.
▪
Responses to inquiries taken through the Company's investor site, board email and in-house Shareholder Services staff.
▪
Annual shareholder newsletters and our investor website, which is updated regularly.

These efforts are in addition to the Company's regular and ongoing investor relations program.

Who We Engage

Company officers and members of management engage with stakeholders, including:

▪
Institutional shareholders
▪
Retail shareholders
▪
Analysts and investment firms
▪
ESG ratings firms
▪
Proxy advisory firms

Topics Discussed in 2025

▪
Our business strategy for serving new large customers, such as data centers, generation planning and investment opportunities, and sustainability
▪
Climate change and deep decarbonization
▪
Financial performance
▪
Board oversight and general corporate governance matters
▪
Executive compensation

Engagement Calendar

Post-Annual Meeting:

▪
Review feedback and results from the Annual Meeting and continue to review the Company's governance and compensation practices.
▪
Start planning for fall engagement.
▪
Continue preparation of the Company's annual Corporate Responsibility and Sustainability Report.

Winter:

▪
Shareholder feedback from the engagement discussions is shared with the board.
▪
The board considers any potential changes to governance, compensation or other proxy disclosures.
▪
Publish our Annual Report on Form 10-K.

Fall:

▪
Corporate Governance Committee typically meets to review emerging governance issues.
▪
Management begins institutional shareholder engagement and outreach.
▪
Begin review of updates to our annual Proxy Statement.
▪
Share with investors our annual Corporate Responsibility and Sustainability Report.

Pre-Annual Meeting:

▪
Publish our Annual Report and Proxy Statement.
▪
Conduct follow-up shareholder discussions,
if warranted, to discuss important Annual Meeting matters.
▪
Host Annual Meeting of Shareholders, typically in mid-May.

Corporate Responsibility and Sustainability

The board takes seriously its responsibility to oversee corporate responsibility and environmental performance of the Company. Our sustainability strategy is a part of our long-term business strategy to provide for long-term growth and to meet the needs and expectations of our customers and communities, many of which have sustainability goals.

Board oversight includes review of environmental risks and mitigation as well as assessment of current and/or future environmental regulations. It also includes review of the Company's corporate responsibility, environmental and sustainability performance and MGE's annual Corporate Responsibility and Sustainability Report and related disclosures, accessible at mgeenergy.com.

Board members bring a variety of expertise to this responsibility; for example, oversight and administration related to environmental areas, education and training related to environmental matters, and experience holding managerial and/or public positions with environmental purview. The board also draws on external expertise as appropriate for education on key topics relevant to environmental and sustainability-related matters and to its risk oversight responsibilities.

Carbon Reduction Targets

Reducing carbon emissions is a key component of our strategic business planning. The Company continues to pursue its key decarbonization strategies, which include advancing the electrification of transportation, engaging customers around energy efficiency and continuing to transition its energy supply mix to cleaner energy sources. The Company is investing in cost-effective cleaner energy while working to maintain its record of top-ranked electric reliability as it works toward net-zero carbon electricity by 2050. Those efforts include:

•
Growth in the Company's use of carbon-free energy resources. Since 2015, MGE has added 253 MW of solar, 93 MW of wind generation, and 11 MW of battery storage to its electric generation portfolio. MGE expects to add approximately 252 MW of solar, 18 MW of wind, and 125 MW of battery storage, which includes projects approved or pending PSCW approval, by the end of 2030. MGE expects that cost-effective renewable energy will play a significant role in helping it achieve carbon reductions, and MGE expects to make additional renewable energy investment beyond what has been announced as of the date of this publication.
•
Use of natural gas to enable the Company's decarbonization transition. Natural gas helps to maintain reliability, dispatchability and affordability as MGE's use of carbon-free renewable generation continues to grow. As a dispatchable resource, highly efficient natural gas plants are an effective backup to renewable generation because they can be dispatched quickly and at times when it's more challenging for wind or solar generation, making it a dependable and cost-effective option for ensuring the Company has sufficient capacity to meet customers' needs and to maintain service reliability while enabling the Company's ongoing clean energy transition.
•
Planned transition from coal. MGE has no controlling interest in coal-fired resources. MGE is a minority owner of the coal-fired Elm Road Generating Station in Oak Creek, Wis. In October 2025, MGE, along with the plant’s co-owners, filed a joint application with State regulators to end the use of coal as a primary fuel at Elm Road and transition the plant to natural gas. By the end of 2030, coal is expected to be used only as a backup fuel at Elm Road. By the end of 2032, MGE expects that Elm Road will be fully transitioned away from coal. Transition plans and costs will be subject to PSCW approval. MGE also is a minority owner of the Columbia Energy Center. MGE and Columbia’s other co-owners continue to evaluate transitioning away from coal and replacing the generation from Columbia while maintaining electric service reliability. As a minority owner, MGE and the other Columbia co-owners currently plan to continue coal operations at least through 2029. MGE and Columbia’s other co-owners are exploring converting Columbia to natural gas.
•
The expected decarbonization of energy market emissions. The growth of renewables is expected to help to decrease emissions from MGE's market purchases over time.

Net-Zero Carbon Electricity

In May 2019, MGE was one of the first utilities in the nation to announce a goal of net-zero carbon electricity by 2050. The Company has said that if it can go further faster by working with its customers, it will. Achievement of the Company's net-zero carbon goal will depend on, among other things, the timing, scope and relative costs of technological developments, customer participation in programs and partnerships, and regulatory support.

MGE's carbon reduction goals are generally aligned with leading scientific guidance, including recommendations from the Intergovernmental Panel on Climate Change (IPCC) to limit global temperature increases to 1.5 degrees Celsius above pre-industrial levels. In 2020, the University of Wisconsin-Madison's Nelson Institute for Environmental Studies released its analysis of MGE's net-zero carbon by 2050 goal. The IPCC modeling available suggested that by 2050, emissions from electricity generation in industrialized countries should be 87% to 99% lower than the 2005 baseline. The analysis determined that our 2050 goal is in line with model benchmarks to limit global warming to 1.5 degrees Celsius above pre-industrial levels. To advance its goals of deep decarbonization, the Company's initiatives include:

•
Decarbonizing its electric generation and growing its use of renewable generation resources,
•
Advancing the electrification of transportation and other energy uses, and
•
Increasing engagement around energy efficiency and providing customers innovative products and services (e.g., community solar options for business and residential customers, a Renewable Flat Bill program, a customer demand response program to reduce and manage energy use, a renewable energy program for large customers, managed charging for EVs, a renewable natural gas (RNG) option for the Company's natural gas customers and an RNG injection pilot program.

The Company looks forward to additional cost-effective generation investments beyond what is currently planned to enable deep decarbonization.

Framework for a More Sustainable Future

Introduced in 2015, MGE's framework for a more sustainable future lays out foundational objectives and strategic direction for building customer and shareholder value in the Company's ongoing transition toward greater sustainability. Those objectives continue to guide the Company's long-term business strategy and help to ensure all our customers benefit from the Company's clean energy transition.

As part of its ongoing assessment of corporate performance, our Board of Directors regularly reviews how well the Company is advancing its overall goals around carbon emissions reductions as well as the progress on its specific strategies for deep decarbonization. Additional information related to the Company's carbon emissions reductions is available at mgeenergy.com.

Natural Gas Emissions

The Company completed an in-depth analysis and inventory of all its greenhouse gas emissions. Included in its study are emissions associated with the Company's electric generation and distribution, purchase and distribution of natural gas, and other sources.

Throughout MGE's natural gas distribution system, MGE already has replaced and upgraded all piping made of material considered to be leak-prone. Additionally, MGE's leak inspection schedule already exceeds federal requirements.

To further address emissions associated with MGE's purchase and distribution of natural gas, the Company is building on its framework for a more sustainable future. MGE has committed to strategies for working with its suppliers, pipeline operators, customers, regulators and other industry stakeholders and to the exploration of new and emerging technologies, such as renewable natural gas, to serve its customers more sustainably.

In 2024, MGE introduced a Renewable Natural Gas (RNG) rate for customers interested in offsetting their use of natural gas through Renewable Thermal Certificates purchased by MGE and tracked and retired by a third party. MGE is the first utility in the state to provide this option to customers looking to reduce their environmental impact.

In 2025, State regulators approved a new RNG Injection Pilot from MGE. The pilot program, which launched in January 2026, will help facilitate the growth of renewable energy markets by enabling customers who produce RNG to interconnect directly with and inject RNG into MGE's distribution system. Customers can contract with MGE or third parties to sell the gas and/or its environmental attributes.

Sustainability Governance

Our Company seeks to foster a proactive and forward-thinking approach to environmental and sustainability-related matters, beginning with board oversight of and executive leadership on key topics and emerging issues.

The board's engagement with management and the Company's participation in third-party benchmarking and evaluation programs help to assess performance and promote continuous improvement.

Our governance structure helps to ensure that oversight and management of environmental and sustainability-related risks and initiatives throughout the Company are incorporated into our long-term strategy and day-to-day management and operations. Our approach to these matters extends from the Board of Directors to our executive officers to our Sustainability Steering Team, leaders and internal subject matter experts. To help facilitate effective oversight, the board receives timely and relevant information on a regular basis related to the Company's sustainability initiatives and performance and on a wide range of topics, including workforce environment and culture, safety and other topics.

Environmental and Sustainability Policy Our environmental and sustainability policy guides our commitment to corporate responsibility and environmental accountability throughout the organization

Sustainability
Executive Team

▪
Has officer representation from across MGE to provide input and oversight to the Sustainability Steering Team
▪
Keeps the Board of Directors informed on sustainability initiatives and ESG-related matters

Sustainability
Steering Team

▪
Composed of employees
from across the Company
▪
Supports sustainability engagement and benchmarking
▪
Assembles the Continuous Improvement Sustainability Teams, which address specific improvement initiatives and tasks
▪
Oversees MGE's Environmental Management System (EMS)

Business Operations

The Company is committed to reducing its environmental impacts across all areas of the organization. For example, in 2025, the Company:

•
Earned the Green Master designation for the 12th consecutive year from the Sustainable Business Council (SBC). The SBC ranks organizations against what are considered best practices in sustainability.
•
Continued efforts under the scope of its contract with the Wisconsin Department of Natural Resources (DNR) for its Green Tier certification, which recognizes environmental leadership and commits MGE to a superior level of transparency and accountability.
•
Assembled the EEI-AGA ESG/Sustainability reporting quantitative template, which is voluntary and industry-specific.
•
Submitted the Company's climate change questionnaire to the CDP (Carbon Disclosure Project), a global platform for disclosure of environmental impacts.
•
Assembled the Company's TCFD report, which provides key disclosures that align to Task Force on Climate-related Financial Disclosure recommendations.
•
Submitted the Company's annual EEO-1 Data Report.

MGE Energy and MGE are committed to providing transparency and accountability in Company disclosures. To learn more about the Company's initiatives, please see our annual Corporate Responsibility and Sustainability Report and ESG Data Center at mgeenergy.com.

Board of Directors Information

How Our Board Operates

Board meetings are typically held at the Company's corporate headquarters in Madison, Wisconsin. Board meetings are structured to provide for regular presentations by and active dialogue with MGE management. Subject matter experts from across the Company regularly present to the board on issues of strategic importance. These regular interactions provide useful information and insight relative to critical business initiatives and corporate strategy, including financial performance, environmental performance and sustainability, risk management and oversight, and corporate succession planning. In addition, the board takes advantage of external expertise as needed on key strategic topics. On an annual basis, the board conducts comprehensive strategy and risk sessions, tailoring the primary focus each year to ensure a balanced review of business strategy and corporate risks.

The strategic topics reviewed and discussed by the board during the past year include but are not limited to:

•
Data center developments and opportunities on the national, state, and local levels.
•
Electric and gas operations updates.
•
Financing strategies and capital market trends.
•
MGE rate case.
•
Artificial intelligence, including corporate use and governance.
•
Generation projects and planning.
•
Energy affordability.
•
MGE All Hazards Response Plan.
•
Cybersecurity.
•
Workplace Culture and Experience Office Renovation.
•
Company's philanthropic giving (MGE Foundation).
•
State and federal legislation and regulatory policy.
•
Risk management planning.
•
Regional generation and transmission updates.
•
Regional economic development.
•
Investor outreach and engagement.
•
Company initiatives and investments, including clean energy projects.
•
MGE's annual Corporate Responsibility and Sustainability Report.

Committees

Corporate Governance Committee

The Corporate Governance Committee takes a leadership role in shaping corporate governance of the Company and oversees officer and director succession planning. The committee reviews and makes recommendations to the board on an ongoing basis regarding corporate governance policies and practices for the Company. The committee also reviews and makes recommendations on board and committee organization, membership, function and effectiveness.

Our board has adopted a Corporate Governance Committee Charter and Corporate Governance Guidelines, which are posted on our website at mgeenergy.com/governance, under the "Governance" caption. More information regarding our corporate governance practices can be found on our website.

The board has determined that no member of the Corporate Governance Committee has a material relationship with the Company and that every member of the committee is independent under the listing requirements of Nasdaq and the Company's Directors Independence Standards that are contained in its Corporate Governance Guidelines.

Nominating Process

The Corporate Governance Guidelines also delegate to the Corporate Governance Committee the responsibility of reviewing candidates for our board and making nominations of appropriate candidates for election to the board. As stated in our Corporate Governance Guidelines, the candidate review criteria include characteristics such as integrity, business experience, knowledge and independence of judgment, as well as diversity in business and personal backgrounds in order to bring different experiences and perspectives to the board. While screening candidates, the committee will examine potential conflicts of interest, including interlocking directorships and substantial business, civic and social relationships with other members of the board that could impair a prospective board member's ability to act independently.

Given the complexity of the industry in which we operate, the board also values experience. Under the Company's retirement guidelines for directors, contained in the Company's Corporate Governance Guidelines, employee directors may not continue to serve as a director after ceasing to be an employee, unless requested to do so by the board. All directors are expected to retire not later than the date and time of the Annual Meeting of Shareholders following the date on which he or she attains the age of 75, unless requested to remain by the board.

The Corporate Governance Committee also considers qualified director candidates suggested by our shareholders. Shareholders can suggest candidates by writing to MGE Energy, Inc., Attention: Corporate Secretary, Post Office Box 1231, Madison, Wisconsin 53701‑1231. Submissions should describe the candidate's background, experience and ownership of our shares and otherwise address the factors considered by the committee as described in our Corporate Governance Guidelines posted on our website at mgeenergy.com/governance, under the "Governance" caption. The Corporate Governance Committee will apply the same standards in considering candidates recommended by shareholders as it applies to other candidates.

Audit Committee

Our Audit Committee assists our Board in fulfilling its oversight responsibilities relating to the integrity of financial reporting and accounting practices; the system of internal controls; the independence and performance of the internal and external audit processes; the Company's process for monitoring compliance with laws and regulations and the Company’s Code of Ethics; and the Company’s risk management and oversight policies and procedures. The Audit Committee also oversees our relationship with our internal auditors and independent registered public accounting firm and discusses with them the scope and results of their audits, accounting practices and the adequacy of our internal controls. The Audit Committee also oversees compliance with enterprise risk management and cybersecurity policies and procedures. The Audit Committee also reviews all "related person transactions" for potential conflict-of-interest situations. A related person transaction is a transaction between us and one or more of our directors, executive officers, nominees for director, beneficial owners of more than 5% of any class of MGE Energy’s securities or their immediate family members that is required to be disclosed pursuant to applicable Securities and Exchange Commission (SEC) rules. See "Related Person Transactions" below. The committee has a written charter that is posted on our website at mgeenergy.com/governance, under the "Governance" caption.

The Audit Committee has established a policy to preapprove all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year. Any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. Once preapproved, the services and preapproved amounts are monitored against actual charges incurred and modified if appropriate.

Our board has determined that no Audit Committee member has a material relationship with the Company and every member of the committee is otherwise independent under the listing requirements of Nasdaq and the Company's Director Independence Standards set forth in our Corporate Governance Guidelines. In addition, all Audit Committee members must meet the heightened standards for independence for Audit Committee members imposed by the SEC. Under those heightened standards, a director may not serve on the Audit Committee if the director (i) has received any consulting, advisory or other compensatory fees from us (other than in his or her capacity as a director) or (ii) is affiliated with us or any of our subsidiaries. All Audit Committee members meet the heightened standards. The board has determined that all members of the Audit Committee are considered "audit committee financial experts," as that term is defined by the SEC.

Human Resources and Compensation Committee

Our Human Resources and Compensation Committee assists the Board and, where appropriate, carry out the Board’s oversight relating to human resources and compensation of the Company’s executive officers and directors, including the review and recommendation to the Board of compensation plans, policies and programs, as well as approval of individual executive officer compensation, intended to attract, retain and appropriately reward employees in order to motivate their performance in the achievement of the Company’s business objectives and align their interests with the long-term interests of the Company’s shareholders. Functions of the Human Resources and Compensation Committee include evaluating performance; reviewing the salaries, fees and other benefits of officers and directors; recommending compensation adjustments to the board; overseeing the design and development of new, and revisions to, compensation and benefit plans; evaluating the Company's human resource strategies around workplace environment and culture, employee engagement, talent development, retention and recruitment; Stock Ownership Guidelines; and recovering, or the "clawback" of, excess incentive compensation based on erroneous data.

The board has determined that each of the members of the committee has no material relationship with the Company and is otherwise independent under the listing requirements of Nasdaq and the Company's Director Independence Standards set forth in our Corporate Governance Guidelines.

All committee members must meet additional independence standards. Under those standards, a director may not serve on the committee if the director has received any consulting, advisory or other compensatory fees from the Company (other than in his or her capacity as a director). All committee members meet these additional standards.

Committee members take into consideration performance on both short- and long-term corporate strategy, among other factors, when evaluating executive compensation. The committee also considers performance goals that are critical to Company performance. These goals include earnings, system reliability and customer satisfaction. In addition, the board also considers numerous qualitative performance measures that are critical to our business success, including financial strength, environmental performance, cost containment, business operations, safety and efficiency, and progress on corporate initiatives and projects.

The board has adopted a Committee Charter, which is posted on our website at mgeenergy.com/governance, under the "Governance" caption. See "Executive Compensation - Compensation Discussion and Analysis - Role of the Human Resources and Compensation Committee" for further information regarding the role of the committee in our executive compensation programs.

Executive Committee

The Executive Committee acts in lieu of the full board and between meetings of the board. The Executive Committee has the powers of the board in the management of our business and affairs, except action with respect to dividends to shareholders, election of principal officers or the filling of vacancies on the board or committees created by the board. There was no need for the Executive Committee to meet or take action in 2025.

Director Independence

Our board makes an annual assessment of the independence of our directors under the independence guidelines adopted by Nasdaq and in our Governance Guidelines.

Our board has determined that Directors Ackerman, Anderson, Berbee, Dewey, Kelly, Possin, Rieger and Wray are independent under the Nasdaq definition of independence and the Company's Corporate Governance Guidelines, which parallel the Nasdaq definition. In reaching that determination, the board considered certain relationships or arrangements that are described below. In each case, the amounts involved in the transactions between us and our subsidiaries, on the one hand, and the companies with which a director or an immediate family member is associated, on the other hand, fell below the amounts identified in our Corporate Governance Guidelines and the Nasdaq requirements as being thresholds for concerns about their effect on director independence. Because we provide utility services through our subsidiary, MGE, and many of our directors live in the area served by MGE, many of our directors either directly receive, or are affiliated with entities that receive, utility services from MGE. Similarly, because we and our subsidiaries are active in the community and make substantial charitable contributions in the areas we serve and many of our directors live in communities served by MGE and are active in those communities, many of our directors are affiliated with charities that receive contributions from us and our subsidiaries.

Related Person Transactions

The Company recognizes that transactions with related persons can present potential or actual conflicts of interest. Accordingly, we have a written policy and procedure for the review, approval or ratification of any transaction with the Company or its subsidiaries involving an amount in excess of $120,000 in which any director, executive officer, nominee for director, beneficial owner of more than 5% of any class of MGE Energy’s securities or any of their immediate family members had a material interest, as contemplated by applicable SEC regulation. Under this policy and procedure, our Audit Committee reviews the information assembled by the Director Internal Audit regarding all transactions identified pursuant to the written policy and procedure. Based upon that review, the committee approves, ratifies or rejects the identified transaction. Information gathered by our Director Internal Audit includes:

•
The related person's relationship to the Company and interest in the transaction.
•
The material facts of the transaction, including size, time frame and consideration.
•
The manner in which the transaction was procured, including the process used, the persons involved and the factors considered in entering into the particular transaction.
•
The availability of other sources of comparable goods and services.

The purpose of the information is to enable our Audit Committee to perform its review and to consider whether the transaction is on terms that are at least as favorable to the Company as achievable from an unaffiliated third party or, in the case of unique or sole source procurements, whether the transaction is fair to the Company.

There were no related person transactions requiring disclosure since January 1, 2025.

Code of Ethics

Our Code of Ethics applies to our directors and all our employees, including our executive officers. A copy of our Code of Ethics is posted on our website at mgeenergy.com/governance, under the "Governance" caption.

Insider Trading Policy

Our board has adopted an Insider Stock Trading Policy, which governs the purchase, sale and other dispositions of MGE Energy securities by directors, officers and employees and the Company itself. The policy is designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to MGE Energy, Inc. The policy is incorporated by reference as Exhibit 19.1 to our annual report on Form 10-K for the fiscal year ended December 31, 2025.

Nonemployee Director Compensation

In 2025, nonemployee directors received compensation as shown below. Directors who are our employees receive no additional fees for service as a director or a committee member. Please see the “2025 Summary Compensation Table” for the compensation received by Mr. Keebler for his service as our Chairman, President and Chief Executive Officer, with respect to 2025.

2025 Director Compensation
Name	Fees Earned or Paid in Cash	Stock Awards	Total
(a)	($)(1) (b)	($)(2) (c)	($) (h)
Patricia K. Ackerman	97,845	85,000	182,845
Marcia M. Anderson	97,500	85,000	182,500
James G. Berbee	85,000	85,000	170,000
Londa J. Dewey	85,000	85,000	170,000
Daniel J. Kelly	85,000	85,000	170,000
James L. Possin	109,655	85,000	194,655
Angela S. Rieger	85,000	85,000	170,000
Gary J. Wolter	85,000	85,000	170,000
Noble L. Wray	85,000	85,000	170,000

(1)
Consists of the amounts described below under "Cash Compensation."
(2)
Restricted (time-based) units were awarded to each of our directors in March 2025 under our 2021 Long-Term Incentive Plan (2021 LTI Plan). For 2025, the annual equity grant had a grant date fair value of $85,000. 2025 awards granted under the 2021 LTI Plan vest at the end of a one-year period and allow for continued vesting in the event of death, disability or retirement or immediate vesting due to a change of control. The amount shown represents the March 2025 grant date fair value of that award, calculated in accordance with FASB ASC 718 based on the closing stock price on the grant date. The award will be settled in stock or a combination of cash and stock, which, in the case of the awards granted in March 2025, was issued or paid during the first quarter of 2026. At December 31, 2025, there were three awards outstanding for each director representing a total of 3,329 units except for Directors Ackerman, Kelly and Rieger, who joined our board in March 2024 and who each held two awards outstanding representing 1,979 units.

Cash Compensation

In December 2024, the Human Resources and Compensation Committee completed a review of director compensation and determined that, based upon research provided by FW Cook, total nonemployee director compensation was below the market median. The Human Resources and Compensation Committee recommended, and the Board approved, a modification to its nonemployee director compensation program in 2025 to eliminate attendance and director educational activity fees and to increase certain cash retainers, as reflected below.

•
Annual Retainer Fee: Each nonemployee director received an annual retainer fee of $85,000 (increased from $50,000).
•
Chairmanships: The Audit Committee chairperson is paid $15,000 (increased from $12,500) annually for this role, the Lead Independent Director is paid $12,500 annually for this role and, beginning in 2025, $10,000 annually for the Corporate Governance Chair role, and Human Resources and Compensation Committee chairperson is paid $12,500 (increased from $10,000). In 2025, Director Ackerman received $12,845 for prorated service as Audit Committee Chair effective February 22, 2025. Director Possin received $2,155 for prorated service as Audit Committee Chair for the period January 1, 2025 through

February 21, 2025.

Stock Ownership Guidelines

Our Stock Ownership Guidelines, set forth within our Corporate Governance Guidelines, are an important feature of our compensation philosophy that helps align the interests of our directors with those of our shareholders. Directors are expected to achieve the applicable ownership requirement within three years from the later of the date of election or from adoption of the guidelines, which occurred on January 1, 2023. For nonemployee directors, the applicable ownership requirement is equal to three times the annual cash retainer (excluding retainers for Lead Independent Director service and board committee chair service). The applicable ownership requirement for Director Keebler is equal to three times his base salary as CEO.

A director can meet the ownership guidelines through the following combination of "Qualifying Shares": (i) shares of common stock owned outright or (ii) vested and unvested restricted stock and restricted stock units awarded under the 2021 LTI Plan. All the Directors have achieved, or are on track to achieve, the stated stock ownership requirement by the date specified for achievement.

Meeting Attendance

The board met 10 times in 2025. Each member of the board attended more than 90% of the total number of meetings of the board and the committees on which he or she served.

Policy Regarding Annual Meeting Attendance

Our Corporate Governance Guidelines set forth our policy with respect for director attendance at our Annual Meeting of Shareholders. Our directors are expected and encouraged to attend the Annual Meeting of Shareholders. Nine of our ten directors attended last year's virtual Annual Meeting of Shareholders.

Beneficial Ownership

Beneficial Ownership of Common Stock

Directors and Executive Officers

The first three columns of the following table list the beneficial ownership of our common stock as of March 23, 2026 (except as otherwise noted), of each director and nominee, the individuals named in the Summary Compensation Table, and the directors and executive officers as a group. Except as noted in those columns, the individuals in the table below have sole voting power and sole investment power with respect to the shares shown as beneficially owned. As explained in Footnotes 1 and 4 to the table, the second three columns show items that are counted in meeting our common stock ownership guideline.

Name	Number of Shares Beneficially Owned		Percent of Class	Restricted Stock Units (1)	2023 DC SERP (4)	Total Shares Considered Owned Under Our Common Stock Ownership Guideline
Patricia K. Ackerman	734		*	2,100	-	2,834
Marcia M. Anderson	3,279		*	2,306	-	5,585
James G. Berbee	9,419		*	2,306	-	11,725
Jared J. Bushek	2,391		*	8,405	3,214	14,010
Londa J. Dewey	7,135		*	2,306	-	9,441
Lynn K. Hobbie	11,392	(3)(5)	*	2,494	-	13,886
Jeffrey M. Keebler	8,991	(2)	*	22,974	4,829	36,794
Daniel J. Kelly	924		*	2,100	-	3,024
James J. Lorenz	2,914		*	3,441	-	6,355
James L. Possin	6,863		*	2,306	-	9,169
Cari Anne Renlund	2,474		*	4,577	-	7,051
Angela S. Rieger	924		*	2,100	-	3,024
Gary J. Wolter	22,638	(3)	*	2,306	-	24,944
Noble L. Wray	2,188		*	2,306	-	4,494
All directors and executive officers as a group (17 persons)	73,906		*	69,369	8,043	151,318

* Less than 1%

(1) The time-based restricted stock units do not represent issued common stock or a right of the holder to receive common stock within 60 days and are not considered beneficially owned in accordance with Rule 13d-3 under the Exchange Act. The amounts are shown here because the Company includes those units when determining whether a director or named executive officer has met his or her applicable share ownership guideline.

(2) J. Keebler is a director of Madison Gas and Electric Foundation, Inc., and, as such, has voting and investment power in an additional 18,000 shares of our common stock held by the Foundation. Those shares are not shown in the numbers in the table. The Foundation receives contributions primarily from MGE Energy, which are used for charitable purposes.

(3) Includes common stock held by executive officers and retired executive officers in the MGE 401(k) defined contribution plan with respect to which those persons have sole voting and investment power: L. Hobbie, 137 shares; G. Wolter, 333 shares.

(4) Includes notional shares in the "MGEE Stock Deemed Investment Fund" under MGE's 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP). Those notional shares do not represent issued common stock or a right of the holder to receive common stock within 60 days and are not considered beneficially owned in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act). See "Executive Compensation - 2023 Deferred Compensation Supplemental Executive Retirement Plan" for more information regarding the 2023 DCSERP.

(5) L. Hobbie retired on December 31, 2025.

Significant Beneficial Owners

Company records and information filed with the SEC indicate that the following shareholders beneficially owned more than 5% of the Company's common stock.

Name	Number of Shares Beneficially Owned	Percent of Class (1)
BlackRock, Inc. (2) 50 Hudson Yards New York, NY 10001	5,616,238	15.3%
The Vanguard Group, Inc. (3) 100 Vanguard Blvd. Malvern, PA 19355	4,633,415	12.6%
State Street Corporation (4) One Congress Street, Suite 1 Boston, MA 02114	1,963,772	5.3%

(1) Percentages are calculated based on 36,752,339 shares of common stock outstanding as of March 23, 2026.

(2) Based solely on Schedule 13G/A filed on October 17, 2025, in which BlackRock, Inc., on behalf of itself and certain subsidiaries, reported sole voting power for 5,540,636 shares and sole dispositive power for 5,616,238 shares as of September 30, 2025.

(3) Based solely on Schedule 13G/A filed on November 12, 2024, in which The Vanguard Group, Inc., on behalf of itself and certain subsidiaries, reported shared voting power for 62,004 shares, sole power to dispose or to direct the disposition of 4,533,701 shares and shared power to dispose or to direct the disposition of 99,714 shares as of September 30, 2024.

(4) Based solely on Schedule 13G filed on May 13, 2025, in which State Street Corporation, on behalf of itself and certain subsidiaries, reported shared voting power for 1,819,520 shares and shared dispositive power for 1,963,772 shares as of March 31, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10% of a registered security to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5). Based solely on such forms filed electronically with the SEC and written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons for 2025.

Proposal 2

Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

Our Audit Committee and our board have recommended that PricewaterhouseCoopers LLP (PwC) be retained as our independent registered public accounting firm in 2026. We are seeking ratification of that retention by our shareholders.

Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if they choose to do so. They also are expected to be available to respond to appropriate questions.

Our Audit Committee approves each engagement of the independent registered public accounting firm to render any audit or non-audit services before the firm is engaged to render those services. The Chairperson of the Audit Committee or other designated Audit Committee member may represent the entire Audit Committee for purposes of this approval. Any services approved by the Chairperson or other designated Audit Committee member are reported to the full Audit Committee at the next scheduled Audit Committee meeting after such approval has been given. No exceptions to this approval process are allowed under the Audit Committee Charter; and thus, none of the services described in the following table were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which otherwise would allow de minimus amounts of services to be provided without specific approval.

The following table presents fees for professional services rendered by PwC for the years ended December 31, 2025 and 2024. (Fees include amounts related to the year indicated, which may differ from amounts billed.)

Independent Registered Public Accounting Firm Fees Disclosure	2025	2024
Audit Fees (1)	$1,373,000	$1,320,924
Audit-Related Fees (2)	$80,000	$80,000
Tax Fees (3)	$114,000	$134,000
All Other Fees	-	-

(1)
Professional services rendered for the audits of the financial statements, review of the interim financial statements, opinion on the effectiveness of our internal control over financial reporting for MGE Energy and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
(2)
Audit-Related Fees for 2025 and 2024 include professional services rendered in connection with utility commission-mandated obligations.
(3)
Tax Fees for 2025 and 2024 include review of federal and state income tax returns. Tax fees for 2025 also include IRA Tax Credit Compliance (Domestic Content) advisory and compliance services. Tax fees for 2024 also include services for Revenue Procedure 2013-15 - Method for repair, maintenance costs of natural gas transmission and distribution property services.

THE AUDIT COMMITTEE AND THE BOARD RECOMMEND A VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

Audit Committee Report

Our Audit Committee consists of four directors who are independent as required by the Nasdaq listing standards and applicable SEC rules. Pursuant to the Audit Committee's Charter, the Audit Committee assists our board in fulfilling its oversight responsibilities relating to the integrity of financial reporting and accounting practices, the system of internal controls; the independence of the external auditor, the performance of the internal and external audit processes, and the Company's process for monitoring compliance with laws and regulations. Management is responsible for the preparation of the Company's financial statements and for establishing and maintaining adequate internal financial controls.

Our independent registered public accounting firm for 2025, PwC, has been retained to audit those statements in accordance with professional auditing standards and is responsible for expressing opinions on the conformity of the Company's audited financial statements with generally accepted accounting principles and on the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. Their duties and responsibilities are set forth in more detail in the Audit Committee Charter adopted by the board. The Audit Committee Charter is available on our website at mgeenergy.com/governance, under the "Governance" caption.

As in prior years, the Audit Committee and management have engaged in a review in connection with the Audit Committee's consideration of whether to recommend that shareholders ratify the selection of PwC as the Company's independent auditor for 2026. In that review, the Audit Committee considered both the continued independence of PwC and whether retaining PwC is in the best interests of the Company and its shareholders. In addition to independence, other factors considered by the Audit Committee included:

•
PwC's capability and expertise with utility businesses.
•
PwC's understanding of our business, accounting policies and practices, and internal control over financial reporting.
•
Avoidance of the costs and disruptions, including management time and distractions, associated with bringing on board a new independent auditor.

Our Audit Committee has issued the following report:

In the course of fulfilling our responsibilities, we have:

•
Discussed with the Company's internal auditors and independent registered public accounting firm, PwC, the overall scope, plans and results of their respective audits, with and without the presence of management;
•
Discussed the selection of the lead engagement partner in conjunction with the mandated rotation policy;
•
Reviewed and discussed with management the audited financial statements for the year ended December 31, 2025;
•
Discussed with the representatives of PwC all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. This review included a discussion with management and the independent auditor and consideration of the Company's accounting policies, practices and estimates; the auditor's evaluation of the quality of the Company's financial reporting; and significant risks the auditor identified;
•
Received the written disclosures and the letter from PwC as required by applicable requirements of the Public Company Accounting Oversight Board regarding an independent accountant's communications with audit committees concerning independence;
•
Discussed with PwC their independence from the Company and management; and
•
Considered whether the provision by PwC of non-audit services is compatible with maintaining their independence.

Based on the foregoing, we have recommended to the board that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Patricia K. Ackerman (Chair) Daniel J. Kelly James L. Possin Noble L. Wray

Proposal 3

Advisory Vote to Approve Executive Compensation

We seek your approval of the compensation paid to our named executive officers as described under the Compensation Discussion and Analysis section and the related compensation tables in this Proxy Statement. Because your vote is advisory, it will not be binding on our board or the Company. However, our board will receive and review the voting results and take them into consideration when making future decisions regarding executive compensation. We intend to submit this executive compensation vote to our shareholders annually, consistent with the results of the advisory vote on the frequency of such votes approved by the shareholders at the 2023 Annual Meeting of Shareholders.

We believe our executive compensation policies and practices are effective in tying a significant portion of pay to performance, while at the same time providing competitive compensation that attracts and retains talented personnel and aligns the interests of our executive officers with those of our shareholders.

As described under the Compensation Discussion and Analysis section of this Proxy Statement, we believe our annual executive compensation is competitive with the market, and our Human Resources and Compensation Committee considers market data obtained from its independent compensation consultant to help establish compensation levels. Our board believes it has been careful and prudent in its approach to executive compensation and has generally taken a conservative approach, taking into account the impact of such programs on our cost to customers and returns to our shareholders. Our program for 2025 was based on cash compensation and share-based awards, consisting of salary and short-term and long-term incentive compensation. Our long-term incentives are intended to encourage attention to, and reward participants for, the performance of our stock over a long-term period. Our Human Resources and Compensation Committee monitors executive compensation programs and adopts changes to reflect the dynamic marketplace in which we compete for talent as well as general economic, regulatory and legislative developments affecting executive compensation. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders.

RESOLVED, that the shareholders of MGE Energy, Inc., approve the compensation of the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and related materials disclosed in the Proxy Statement for the 2026 Annual Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE "FOR" ON THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

Executive Compensation

Compensation Discussion and Analysis

In this section, we describe the material components of our 2025 compensation program for our named executive officers listed in the 2025 Summary Compensation Table (the named executive officers or NEOs). For 2025, our NEOs were:

•
Jeffrey M. Keebler, Chairman of the Board, President, and Chief Executive Officer
•
Jared J. Bushek, Vice President – Chief Financial Officer and Treasurer
•
Cari Anne Renlund, Vice President, General Counsel and Secretary
•
Lynn K. Hobbie, Former Executive Vice President1
•
James J. Lorenz, Vice President – Energy Operations

(1) L. Hobbie retired as of December 31, 2025.

Highlights - 2025 Performance

Financial	Strategic	Operational
Earnings 5-year compound annual growth rate of 7% 50th consecutive year of dividend increases Continued top tier credit quality	Balanced affordability, sustainability, and reliability through a unanimous rate case settlement Expanded renewable energy program participation options	Top-ranked energy reliability Added 30+ MW of solar capacity, 10+ MW of battery energy storage Engaged in a coordinated cybersecurity training exercise with state and local partners

Executive Compensation Program

Our executive compensation program is designed to compensate our NEOs fairly based upon an assessment of compensation available in the marketplace where we compete for executive talent and our desire to achieve a balance of short-term and long-term incentives for maintaining and improving Company performance and shareholder value.

The table below outlines each of the principal elements of the Company’s 2025 executive compensation programs for NEOs:

Pay Element
	Salary	Annual Cash Incentive Awards	Performance Share Units (PSUs)	Restricted Stock Units (RSUs)
Who Receives	All NEOs
When Granted	Annually
Form of Delivery	Cash		Combination of cash or equity	Equity
Type of Performance	Short-term emphasis	Short-term emphasis (variable)	Long-term emphasis (variable)
Performance Period	1 Year		3 Year
How Payout Determined	Human Resources and Compensation Committee (Committee) and board determination based on skills, experience, internal equity, performance, external market, responsibilities	Based upon objectives established by Committee and board	Based upon objectives established by Committee and board plus stock price at vesting	Based upon stock price at vesting
2025 Performance Measures	Individual performance expectations	Earnings per share (EPS), customer satisfaction ratings, service reliability,	EPS, Return on Equity (ROE), Relative Total Shareholder Return (TSR), Stock Price	At-risk based on stock price fluctuations

Other Corporate Goals, Individual Performance

2025 Say-on-Pay Vote

Each year, MGE Energy provides shareholders with a non-binding advisory vote on its executive compensation programs. The Company received approximately 95% support for its “say-on-pay” vote at the Company’s 2025 Annual Meeting of Shareholders and an average support level of 95% for the Company’s “say-on-pay” votes over the last five years. The Committee evaluated the results of the say-on-pay vote, and in light of the strong shareholder support, decided to maintain the core design of our executive compensation programs. The Committee will continue to consider the outcomes of the future say-on-pay votes when making future compensation decisions.

95% support for "say-on-pay" vote

Alignment of Executive Compensation Programs with Operational Performance and Stakeholder Interests

The Committee believes a balanced mix of compensation with a blend of short-term and long-term incentives encourages short-range and long-range strategic thinking, which is important given the nature of utility operations and the Company's capital investment necessary in the coming years. We believe that the metrics in our 2025 executive compensation programs balance the needs of our various stakeholders and incentivize actions to provide the best-in-class gas and electric service.

Base Salary

We pay base salaries to provide management with a level of fixed compensation at competitive levels to reflect their professional skills, responsibilities and performance to attract and retain key executives. We adjust base salaries taking into consideration changes in the market, changes in responsibilities and performance against job expectations. We also consider the nature of the position, responsibilities, skills, internal equity and experience of the officer and his or her past performance. The Committee and board also consider expectations with respect to the economic and regulatory climate at the time of review. Based on these considerations, the Committee and board established base salaries for the NEOs in the following amounts: J. Keebler - $800,000; J. Bushek - $425,035; C.A. Renlund - $415,359; L. Hobbie - $391,217; and J. Lorenz - $333,217.

Annual Cash Incentive Awards

Our executive officers, including the named executive officers, are partially compensated through annual short-term incentives (STI). Our STI is intended to reward the NEOs for achievement of short-term Company and individual performance goals.

Setting the Target Opportunity under Short-Term Incentive Program

The incentives are based on objective metric-specific targets and the board’s subjective assessment of overall corporate performance and individual performance. The program is structured to allow payments in excess of the target bonus amount in the event of performance exceeding the target levels, subject to an overall individual limit of 150% of target. This element of compensation provides executive officers with the opportunity for annual cash bonuses tied directly to the achievement of the Company and individual performance goals. The Committee and board believe the structure of our STI encourages executive officers to achieve superior annual performance on key financial, strategic and operational goals.

In designing the Company’s STI, the Committee and board seek to maintain flexibility to refine the program to be responsive to our operating environment and to continue to incentivize actions to drive operational performance and long-term strategies. The board recognizes that not every opportunity or threat that may present itself over the course of the year can be anticipated when the goals for the year are established. Further, the board recognizes that making decisions takes judgment to balance the interests of various constituencies. The board believes it is necessary to encourage actions that have a long-term focus and support our strategy and shareholder value creation without concern that the success of such actions may not be immediately quantifiable. In order to evaluate and reward management’s responsiveness to an evolving operating environment, the board maintains some flexibility in the program by not tying all bonus compensation to a predetermined formula. This flexibility allows the board to appropriately reward performance in areas deemed critical to the Company’s long-term strategy.

The following components make up the target bonus opportunity, each as described further below:

•
40% upon the achievement of objective targets,
•
30% upon a subjective assessment of the degree of achievement of corporate goals, and
•
30% upon a subjective assessment of the degree of achievement of individual goals.

2025 STI Pay for Performance Alignment

The size of the 2025 short-term incentive aggregate target bonus for the NEOs was $1,428,696, an increase of $216,238 from the aggregate target bonus for 2024 established for the same group of NEOs, due to base salary increases from the prior year and a 15% increase in the target STI opportunity for J. Keebler and 5% increases in the target STI opportunities for J. Bushek and C.A. Renlund.

L. Hobbie's and J. Lorenz's target bonus opportunities remained unchanged. The Committee and board determined the incentive opportunities after reviewing market data and individual performance. Based on these considerations, the Committee and board established 2025 target bonus opportunities, as a percentage of base salary, for the NEOs in the following amounts: J. Keebler – 80%; J. Bushek – 60%; C.A. Renlund - 50%; L. Hobbie – 45%; and J. Lorenz – 45%. The actual award may be above or below the target, with the maximum award capped at 150% of the target.

The following is a summary of the results of each component of the bonus:

•
Metric-Specific Targets (40% at targeted level of performance)

Consistent with the approach used in recent years, the Committee and board developed objective targets for 2025 based on EPS, customer satisfaction ratings and service reliability, with these goals reflective of our approach of balancing the needs of our various stakeholders and incentivizing actions to provide the best-in-class gas and electric service. Those targets are shown below. Actual payouts for the NEOs reflected an assessment that performance exceeded the target level of performance, resulting in a payout equal to 57.3% of the metric-specific incentive pool versus a targeted level of 40%.

Metric-Specific Targets - 40% at Targeted Level of Performance
	Percent of Overall Incentive Pool at	Required Level of Performance (1)				Percent of Overall Incentive Pool at
Goals	Target Performance	Threshold	Target	Maximum	Actual	Actual Performance
Earnings Per Share	20%	$3.09	$3.43	$3.77	$3.72	28.5%
Customer Satisfaction Ratings:
Overall satisfaction rating in annual customer survey for residential customers (2)	5%	4.10	4.40	4.70	4.62	6.8%
Overall satisfaction rating in annual customer survey for commercial customers (2)	5%	4.10	4.40	4.70	4.64	7.0%
Service Reliability:
Electric reliability (average of SAIFI and SAIDI reported in national survey based on 2024 results) (3)(4)	5%	Top-half	Top-quartile	Top-decile	Top-decile	7.5%
Gas safety measures (average response time for emergency calls and third-party damages rankings in national survey based on 2024 results) (4)	5%	Top-half	Top-quartile	Top-decile	Top-decile	7.5%
Total	40%	-	-	-	-	57.3%

(1)
Incentive paid at 50% of Target at the Threshold level, 100% at Target level and 150% of Target at the Maximum level.
(2)
Scale of 1 to 5, with 1 being very dissatisfied and 5 being very satisfied. The survey was conducted during 2025 by an independent market research firm.
(3)
SAIFI (System Average Interruption Frequency Index) is an industry-recognized measure defined by the Institute of Electrical and Electronic Engineers (IEEE) as the number of outages a typical customer experiences in a year. SAIDI (System Average Interruption Duration Index) is an industry-recognized measure defined by the IEEE as the length of time a typical customer experiences a loss of service annually. The survey results exclude major events such as major storm events.
(4)
The 2024 national survey provides the most current published data.

•
Other Corporate Goals (30% at targeted level of performance)

The corporate goals consist of accomplishments the board deems important with respect to the Company’s strategic operating plan related to key financial, strategic and operational performance and which supported the Company’s ability to achieve the metric-specific targets. Target payout for these corporate goals was expected to be reasonably achievable with strong management performance, with payouts above maximum expected to be more difficult to achieve in light of historical performance and the operating environment at the time the 2025 STI was established. As part of assessing the degree of achievement in this component, the CEO reviews information with the board on how Company activities, initiatives and programs have advanced the goals over the year. His review includes information on how the Company has advanced overall corporate strategies and the realization of goals established at the beginning of the performance year through the corporate goal-setting process.

For 2025, the Committee and board determined that management's performance on the subjective measures for the Other Corporate Goals category, as discussed in the section entitled "Highlights - 2025 Performance" above, should result in a payout at 38% versus the target level of 30%. All named executive officers are compensated at the same percentage of target for the

Other Corporate Goals category because of the interrelated nature of these items amongst the officers and the required coordinated, cross-functional focus and effort of the NEOs. We believe this encourages a team approach.

•
Individual Performance Goals (30% at targeted level of performance)

The individual component is assessed based on the degree to which the NEO’s individual performance contributed to the Company’s achievement of the strategic operating plan and the Company’s ability to achieve the metric-specific targets. Target payout on the individual component was expected to be reasonably achievable with strong performance, with payouts above maximum expected to be more difficult to achieve in light of historical performance and the operating environment at the time the 2025 STI was established.

When determining the CEO's individual performance percentage for 2025, the Committee and board considered the Company's strong performance against the metrics-driven targets discussed above, such as strong earnings and continued top-decile performance in electric reliability, as well as the subjective assessment of management's overall performance against other measures identified by the board. As a result, our CEO was compensated at 40% versus the target level of 30% for his individual performance. Similar considerations were taken into account for the remaining named executive officers, including the strong financial performance of the Company and the degree of accomplishment of individual goals within their respective functions. The remaining named executive officers were compensated between 30% and 40% for their individual performance.

The actual STI payout for the CEO was 135.3% of his target amount and the actual aggregate payouts to the NEOs for 2025 was $1,897,540 which was 133% of the incentive pool at the target level of performance.

Long-Term Incentive Program

Long-Term Incentive Pay for Performance Alignment

Our Committee and board believe that the combination of our annual and longer-term incentive awards provides appropriate short- and long-term incentives to perform while creating additional and necessary retention for our key executives. Awards under our 2021 LTI Plan, which consist of PSUs tied to performance metrics and time-based RSU awards, seek to reward performance by selected executives over a three-year period.

Setting Award Levels in 2025

In 2025, we issued awards under the 2021 LTI Plan that are intended to align long-term compensation incentives with shareholders' interests. Each award consists of equal amounts of RSUs and PSUs, which were subject to the terms described in the table below:

Long-Term Incentive Plan
PSUs
▪
50% of target LTI opportunity
▪
Performance goals and weightings:
▪
50% average ROE
▪
50% cumulative EPS
▪
Performance modifier: Relative TSR
▪
2025-2027 performance period, with vesting 0% - 200% payout curve (threshold vesting of 50%)

▪
Multiyear vesting schedule with 100% of the award scheduled to vest on December 31, 2027, subject to continued service and achievement of the applicable performance goals.
▪
The total number of PSUs ultimately settled will equal the percentage achievement of the performance measures plus the percentage achievement of the market measure, multiplied by the target number of PSUs granted.
▪
May be settled in cash, stock or a combination of cash and stock, based on NEO election at or before the end of the performance period.

RSUs	▪ 50% of target LTI opportunity	▪ Cliff-vest on December 31, 2027 ▪ Stock-settled

Average ROE and cumulative EPS are equally weighted and were set to be moderately difficult to achieve. Each performance goal is measured using a threshold, target and maximum level of 50%, 100% and 150%, respectively, with performance below threshold resulting in no vesting with respect to such measure. Our board retained limited rights to adjust the measures to reflect modifications outside the control of Company management made by regulatory agencies. However, no such adjustments have been made since the issuance of the awards. Actual targets used in our PSU cycles are not disclosed until each cycle is completed to safeguard the confidentiality of our long-term outlook on projected performance. This policy is aligned with our long-standing disclosure practice to not provide performance guidance.

Market performance can add up to another 50% of the award target, enabling a maximum payout of 150% on average ROE and cumulative EPS to increase the overall plan maximum to 200%. If the Company's relative total shareholder return compared to the

EEI index companies is at or below the 50th percentile, between the 50th percentile and 75th percentile, or at or above the 75th percentile, the numbers of units earned based on average ROE and cumulative EPS will not change, increase by 25%, and increase by 50% of the initial units granted, respectively.

For 2025, based on a review of market data and individual performance, the board determined that the LTI targets for certain NEOs were below market and adjusted those targets. Our CEO was granted aggregate RSUs and PSUs equal to 160% of base salary, while the remaining named executive officers were granted aggregate RSUs and PSUs, as a percentage of base salary, in the following amounts: J. Bushek – 125%; C.A. Renlund – 60%; L. Hobbie – 50%; and J. Lorenz – 60%. Additional information regarding vesting in the event of a change in control is provided under "Potential Payments upon Employment Termination or Change in Control."

2023 Long-Term Incentive Results and Payouts

The board granted PSU awards to participants under the 2021 LTI Plan in 2023. Payouts on those PSUs were measured over a three-year performance period ending on December 31, 2025, based upon a target cumulative EPS over the three-year performance period of $9.06 and a target ROE of 9.49% for the three-year performance period. The cumulative three-year impact of the Company's performance against the EPS and ROE performance measures was a 50% increase in the vesting percentage of the PSUs for a total vesting level of 150%. Similar to the PSUs awarded in 2025, as described above, the number of units earned was subject to adjustment, from 0% to 50%, based upon our TSR over the three-year period relative to the TSR of the EEI index companies. Our TSR for that three-year period was at the 35th percentile of the peer group, resulting in no further modification. Each NEO vested at 150% of the target PSUs granted, with the PSUs settled in cash. The actual payouts were determined by multiplying the number of vested PSUs by the closing price of our common stock on December 31, 2025.

Other Elements of Our 2025 Executive Compensation Programs

Other Benefits

Our named executive officers participate in our corporate-wide benefit programs. In addition, the Company provides the named executive officers with limited yet competitive benefits that the Committee believes are consistent with the Company’s philosophy of attracting and retaining talent.

All of our NEOs participate in our 401(k) retirement plans and, depending on their date of hire, our NEOs are eligible to participate in our pension plan (the Retirement Plan) and other retirement plans as described further below.

Based on the dates they became executive officers, the Company offers two named executive officers, J. Keebler and L. Hobbie, certain executive supplemental retirement benefits under individual income continuation agreements. Retirement benefits under the agreements supplement benefits from the qualified pension plan (Retirement Plan). The benefit formulas are outlined below in the 2025 Pension Benefits Table.

Executives hired after December 31, 2006, are not eligible to participate in the Retirement Plan but do participate, like all employees hired after December 31, 2006, in an enhanced 401(k) retirement plan. C.A. Renlund and J. Bushek were hired after December 31, 2006 and participate in the enhanced 401(k) retirement plan. J. Lorenz, hired prior to 2007, participates in the Retirement Plan and a 401(k) plan with a lower employer contribution.

Our NEOs are also eligible to participate in the 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP). The 2023 DCSERP provides participants with the ability to defer compensation into market-based notional investments (including Company stock), provide restoration benefits lost as a result of defined contribution plan compensation limits under the Internal Revenue Code of 1986, as amended (Code), and provide supplemental market-based retirement benefits to help us recruit and retain executives. Executives with an income continuation agreement are not eligible for restoration or supplemental benefits under the 2023 DCSERP. Discretionary contributions are also permitted under the 2023 DCSERP.

The board has approved contributions for all eligible participants under the 2023 DCSERP, excluding executive officers with income continuation agreements, consisting of a restoration contribution equal to 9.5% of compensation above limits applicable to the defined contribution tax-qualified retirement plans under the Code and a supplemental contribution of 6% of compensation.

Additional information regarding the 2023 DCSERP is shown in the 2025 Nonqualified Deferred Compensation Table.

The Company also purchases individual supplemental disability policies for executive officers of the Company, including each of the named executive officers. The policies pay disabled individuals a supplemental disability benefit in excess of the group disability coverage up to 60% of salary and STI; coverage varies by individual and may be adjusted from year to year with approval from the Committee.

Severance Arrangements

During 2025, each of the NEOs were subject to a Severance Agreement that provided for severance benefits upon certain qualifying terminations of employment with the Company. The Committee believes that these severance benefits (1) help secure the continued employment and dedication of our NEOs and (2) are important as a recruitment and retention device, as many of the companies with which we compete for executive talent have similar agreements in place for their senior management.

Additional information regarding the employment arrangements with each of our NEOs, including, with respect to each of our NEOs, a quantification of the payments and benefits that would have been received by each such NEO had his or her employment terminated on December 31, 2025, is provided under “Potential Payments upon Employment Termination or Change in Control.”

Clawback Provisions

The Company has adopted the MGE Energy, Inc. Policy on Recoupment of Incentive Compensation to comply with SEC and Nasdaq listing rules that require the Company to recoup incentive compensation paid to certain current or former executive officers of the Company, including the NEOs, in the event of an accounting restatement.

Stock Ownership Guidelines

Our Stock Ownership Guidelines are an important feature of our compensation philosophy that helps align the interests of our executives with those of our shareholders. Executives are expected to achieve the applicable ownership requirement within the later of five years of the date they assume their current position or from adoption of the guidelines.

The guidelines vary by position. For the Chief Executive Officer, they are equal to a multiple of three times annual base salary. For Executive Presidents, Senior Vice Presidents or the Chief Financial Officer, they are equal to a multiple of 1.5 times annual base salary; and for all other Vice Presidents, they are equal to a multiple of one times annual base salary.

An officer can meet the ownership guidelines through the following combination of "Qualifying Shares": (i) shares of common stock owned outright, (ii) vested and unvested restricted stock and restricted stock units awarded under the 2021 LTI Plan, and (iii) notional shares in the "MGEE Stock Deemed Investment Fund" under MGE's 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DC SERP) and/or other Deferred Compensation Agreements. Unearned performance awards do not count for this purpose.

All the NEOs have achieved, or are on track to achieve, the stated stock ownership requirement by the date specified for achievement.

Anti-Pledging and Hedging Policies

We maintain a "no pledging" policy that prohibits directors and executive officers from pledging their shares of the Company's common stock to secure indebtedness, including a prohibition against maintaining those shares in a brokerage margin account.

We also maintain a "no hedging" policy that prohibits directors and executive officers from engaging in any kind of hedging transaction that seeks to reduce or limit that person's economic risk associated with his or her ownership of shares of the Company's common stock.

How We Make Executive Compensation Decisions

Our approach to establishing executive compensation is to assess periodically the ranges of comparable executive compensation within the competitive market and then to set overall compensation within a competitive market range. Market-based salary ranges are examined for each position, and an executive's positioning within that range is determined by that individual's experience in their position as well as the Committee's evaluation of that individual's performance during the year.

Our compensation programs are designed to link a significant portion of the compensation of our named executive officers to defined performance standards that promote a balance of the drive for near-term earnings and returns with growth in long-term shareholder value.

Our Executive Compensation Philosophies and Objectives

The principal goal of our compensation programs is to pay our employees, including all our executive officers, at levels which:

•
Reflect how well we are achieving our corporate mission as well as realizing both short-term and long-term corporate strategy;
•
Are consistent with our current financial condition, recent earnings, rates and total shareholder return;
•
Reflect each individual's performance, experience, and overall actual and potential contributions to our Company;
•
Are competitive in the marketplace for similarly situated employees; and
•
Provide the ability to attract and retain the talent we need.

In addition to its review of external competitive factors, the Committee considers internal equity among colleagues in determining compensation levels. This means that while the Committee considers competitive pay data for specific positions, such data is not the sole factor considered in setting pay levels as the Committee believes promoting internal equity helps to provide long-term stability among its senior management.

Our Committee believes it is important to place a significant amount of an executive's total compensation at risk in the form of variable pay, including both short-term and long-term incentives, in order to better align the Company's pay packages with the interests of our shareholders and customers. Actual award levels are determined based on a variety of factors examined by the Committee, including Company performance, individual performance and market data. In addition, the board considers progress on long-term corporate strategy and performance in setting incentive targets under this program.

An additional element of our compensation strategy is to promote a long-term commitment to the Company. As a consequence, while we believe compensation should have a strong performance link, we also believe the Company benefits from creating a team of tenured, seasoned professionals with significant industry experience. The purpose of this long-term compensation mechanism, including vesting requirements and annual grant design, is to promote long-term retention and stability among the senior management team by creating significant potential forfeitures of value for employees who depart for other employment opportunities. The Committee believes this approach will appropriately reward our executives while protecting the Company's long-term investment in its executives.

Our Committee does not believe that our policies and practices with respect to executive and nonexecutive compensation are likely to encourage risk taking outside our established policies, practices and risk management programs.

Role of the Human Resources and Compensation Committee

The Committee, in consultation with its compensation consultant and the other independent directors on our board, determines the amounts and elements of compensation for our executive officers and provides overall guidance for our executive compensation policies and programs. Our independent directors are responsible for the final approval of those recommendations, as they relate to the compensation of our CEO; and our board, including our CEO, is responsible for the final approval of those recommendations as they relate to the compensation of our executive officers other than our CEO. Additional information about the Committee is described in its charter, which can be found on our website mgeenergy.com/governance.

Under its charter, our Committee is empowered to retain, compensate and terminate compensation consultants and other advisors as considered necessary to the accomplishment of its work. The Committee determined to renew the engagement of FW Cook as an independent compensation consultant to advise the Committee with respect to executive compensation decisions for 2025.

To arrive at informed decisions, the Committee collects and/or considers input from various sources and may invite certain senior executives or non-Committee board members to attend Committee meetings to discuss executive compensation and individual performance. Subject to the Committee's direction, invitees provide additional insight, suggestions or recommendations regarding compensation decisions. Deliberations generally occur with input from the compensation consultant, management or other board members. Only independent board members may vote on compensation decisions for the CEO, which are always done without the CEO being present.

The Committee also considers the results of the shareholder advisory vote on executive compensation. That vote, which last occurred at our Annual Meeting in 2025, expressed strong approval for our executive compensation programs. As a result, the Committee has not changed its basic compensation policies.

Guidance from Independent Compensation Consultant

FW Cook was hired as an independent compensation consultant in 2024 to assist the Committee with a review and benchmarking of the Company's compensation programs and levels. FW Cook provided benchmarking updates in December 2024. The consultant was hired directly by the Committee, and the Committee retains full autonomy to direct the consultant's activities. The consultant has no prior relationship with our CEO or any of our Company's senior management. The consultant was determined by the Committee to be independent in connection with its original retention and was redetermined to be independent in 2025, after considering the independence factors prescribed by Nasdaq, in connection with the selection of compensation consultants. The Committee asked its compensation consultant to develop an approach and conduct studies to determine "competitive market" compensation. Working with the Committee, the compensation consultant identified a peer group for the study, and used general and industry-specific survey data as well as information available from published proxy statements. The objective was to identify companies representing the Company's broad labor market for talent while maintaining comparability, having sufficient size to avoid distortions from a single company, and ensuring sufficient and credible data are available.

In the process of assisting the Committee, the compensation consultant may interact directly with our CEO, General Counsel, Chief Financial Officer, head of Human Resources and their staffs to provide the Committee with relevant compensation and performance data for our executives and the Company. In addition, the consultant may seek comments and feedback from specific members of our Company's management to the extent the consultant finds it necessary or desirable to do so.

Comparison to Relevant Peer Group

The Committee considered three sources of market data in making its determinations on executive compensation levels: an industry-specific peer group where the Committee reviewed and approved specific companies, general industry survey data covering companies of similar revenues, and industry specific data covering companies of similar revenues and business models. No specific weighting was assigned to each of the industry specific peer group, general industry, and industry-specific data presented in FW Cook’s report. The peer group used in FW Cook’s market study was reviewed and approved by the Committee in October 2024 prior to issuance of the market study in December 2024. The approved peer group included no changes to the group last reviewed and approved in 2023. The companies in the peer group are listed below.

Companies Used for Compensation and Benchmark Purposes
ALLETE, Inc.	IDACORP, Inc.	Otter Tail Corporation
Avista Corporation	Northwest Natural Holding Company	Suburban Propane Partners, L.P.
Chesapeake Utilities Corporation	NorthWestern Energy Group, Inc.	Sunnova Energy International, Inc.
Genie Energy Ltd.	Ormat Technologies Inc.	Unitil Corporation

When reviewing competitive market data, the Committee examines the range of market data but does not set a specific targeted percentile as part of its compensation philosophy. An executive's positioning against the competitive labor market is intended to reflect that executive's experience, marketability and performance over a period of time. While we use benchmarking as described above in determining appropriate compensation ranges, the Committee avoids making "automatic" adjustments based on an employee's positioning relative to the market. The Committee believes this approach better utilizes competitive data to facilitate rather than drive the Company's pay decisions, which we believe allows us flexibility to adjust pay decisions based on individual performance and other factors deemed relevant by the Committee.

Depending on whether the Company and individual performance meets expectations, realized total compensation during any given year may be above or below the benchmark compensation levels. The amount and structure of compensation can also vary by executive due to negotiations and competitive pressures inherent in attracting and hiring experienced leaders in the utilities industry. To help attract and retain such talent, the Committee also seeks to provide an appropriate level of employee benefits comparable to those in the utility industry and to publicly traded companies.

Human Resources and Compensation Committee Report

The Human Resources and Compensation Committee of the Board of Directors of MGE Energy oversees the Company's compensation programs on behalf of the board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the "Executive Compensation - Compensation Discussion and Analysis" set forth in this Proxy Statement.

In reliance on the review and discussions referred to above, the Committee recommended to the board that the "Executive Compensation - Compensation Discussion and Analysis" be included in this Proxy Statement, which is incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Marcia M. Anderson (Chair)

James G. Berbee

Londa J. Dewey

Daniel J. Kelly

Angela S. Rieger

2025 Summary Compensation Table

Shown below are the elements of compensation paid or earned by our CEO, our CFO and our three most highly compensated executive officers (other than our CEO and CFO) serving as of December 31, 2025, during the fiscal years ended December 31, 2025, 2024, and to the extent required by SEC rules, 2023.

2025 Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total	Total Without Change in Pension Value
(1) (a)	(b)	($) (c)	($) (d)	($) (2) (e)	($) (3) (f)	($) (4) (g)	($) (5) (h)	($) (6) (i)	($) (j)	($)
Jeffrey M. Keebler Chairman, President	2025	795,833	-	1,402,881	-	865,920	531,180	17,694	3,613,508	3,094,737
and Chief Executive	2024	758,272	-	703,219	-	634,725	14,170	15,745	2,126,131	2,126,131
Officer (PEO)	2023	710,710	-	546,536	-	559,337	740,314	9,900	2,566,797	1,842,707
Jared J. Bushek Vice President,	2025	420,868	-	582,316	-	345,044	3,222	113,434	1,464,884	1,464,884
Chief Financial Officer	2024	386,819	-	252,570	-	277,223	3,679	95,370	1,015,661	1,015,661
and Treasurer (PFO)	2023	347,519	-	184,206	-	208,584	4,212	76,358	820,879	820,879
Cari Anne Renlund Vice President,	2025	413,180	-	273,183	-	270,607	-	102,953	1,059,923	1,059,923
General Counsel	2024	395,900	-	206,525	-	217,234	-	93,785	913,444	913,444
and Secretary	2023	377,048	-	187,887	-	184,846	-	82,938	832,719	832,719
Lynn K. Hobbie Former Executive	2025	389,012	-	214,485	-	220,588	28,376	58,427	910,888	882,512
Vice President	2024	373,142	-	195,899	-	200,711	-	11,484	781,236	781,236
	2023	358,790	-	199,890	-	197,270	241,087	9,900	1,006,937	765,850
James J. Lorenz Vice President,	2025	328,631	-	219,156	-	195,382	185,188	58,846	987,203	802,015
Energy Operations	2024	294,786	-	132,416	-	173,334	69,759	43,297	713,592	643,833

Note: In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may or may not differ substantially from the amounts reported in the Total column required under SEC rules and should not be viewed as a substitute for total compensation as calculated in accordance with SEC rules. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We are providing this additional context as the change in pension value is subject to many external variables, such as interest rates, that are not related to Company performance. Therefore, we believe that total compensation minus the change in pension value provides helpful additional information for comparative purposes.

(1)
Principal Position. The table reflects the principal position held by the NEO as of December 31, 2025. L. Hobbie was Executive Vice President Marketing and Communications until March 1, 2025, at which time she was named Executive Vice President.
(2)
Stock Awards. The amounts in this column reflect the grant date fair value of the stock-based awards made to the NEOs under the 2021 LTI Plan. Terms of the 2021 LTI Plan are further described above under "Compensation Discussion and Analysis." The grant date fair value for the PSU awards was determined by a calculation in accordance with FASB ASC 718, factoring in the probability of achieving the underlying performance conditions, and is $110.44 per share. For the RSUs, the grant date fair value was calculated in accordance with FASB ASC 718 and is the closing price of our common stock on March 3, 2025, and is $92.67. The vesting and payment options applicable to awards under the 2021 LTI Plan are described in the "Outstanding Equity Awards at December 31, 2025 Table." The value of the PSU awards as of the grant date, assuming achievement of the highest level of performance and excluding any PSUs resulting from dividend equivalents, for each of J. Keebler, J. Bushek, C.A. Renlund, L. Hobbie, and J. Lorenz is $1,280,143, $531,370, $249,282, $195,719, and $199,982, respectively, for the 2025 awards. See “Option Exercises and Stock Vested For Fiscal Year 2025” for the amount of the actual payout with respect to the 2023 award of performance share units.
(3)
Option Awards. During 2025, 2024 and 2023, we did not grant any stock options.
(4)
Non-Equity Incentive Plan Compensation. The amounts reflected in this column represent amounts paid under the Company’s STI, as further explained above in the Compensation Discussion and Analysis.
(5)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. J. Keebler, L. Hobbie and J. Lorenz were hired prior to 2007 and are participants in the Company's pension plan. The amounts shown in these entries reflect the change in actuarial present values of a NEOs respective accumulated benefits under our Pension Plan and income continuation agreements and the above-market earnings on nonqualified deferred compensation. We are required to calculate the change in pension value by using the same discount rate assumption used for financial reporting purposes. See Footnote 11.c. of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025, for additional information regarding the assumptions used to determine benefit obligations. The discount rate methodology calculates the interest and service cost components of each plan's expense in the future. This results in an effective discount rate for each NEO for the Pension Plan and income continuation agreement that is based on the participant-specific cash flows as applied to the December 31, 2025, Empower Above Mean curve. In 2025, the discount rate by participant ranges from 5.31% to 5.78% for both the Pension Plan and income continuation agreements; in 2024, the range was higher at 5.57% to 5.79%. The change in the present value of pension benefits was higher than the prior year for several reasons, with the main reasons being the increase in average earnings and one less year to present value the benefit. The change in pension values represents the present values of future retirement benefits and does not represent cash transactions made to the NEOs during 2025 or in prior years. The change in the actuarial present value of accumulated pension benefits in 2025 are $518,771 for J. Keebler, $28,376 for L. Hobbie and $185,188 for J. Lorenz. There is no pension change amount for J. Bushek and C.A. Renlund as they were hired subsequent to December 31, 2006, when the Pension Plan was replaced by a 401(k) retirement plan for employees hired after that date. Above-market earnings on nonqualified deferred compensation in 2025 are $12,409 for J. Keebler and $3,222 for J. Bushek.
(6)
All Other Compensation. Amounts shown for all other compensation for each NEO include Company contributions to a 401(k) defined contribution plan, the 2023 Deferred Compensation Supplemental Executive Plan (2023 DCSERP), premiums for supplemental disability insurance coverage and for L. Hobbie pay for unused vacation ($45,142) and a retirement award ($1,250). 401(k) contribution amounts are $10,500 for J. Keebler and L. Hobbie; $33,250 for J. Bushek; $32,750 for C. A. Renlund; and $9,859 for J. Lorenz. 2023 DCSERP contributions were made for J. Bushek, C. A. Renlund, and J. Lorenz. J. Bushek had a supplemental contribution of $41,885 and a restoration contribution of $33,069, C.A. Renlund had a supplemental contribution of $37,825 and a restoration contribution of $26,639, and J. Lorenz had a supplemental contribution of $30,118 and a restoration contribution of $14,437. Supplemental disability premiums were $7,194 for J. Keebler, $5,230 for J. Bushek, $5,739 for C.A. Renlund, $1,535 for L. Hobbie, and $4,432 for J. Lorenz.

2025 Grants of Plan-Based Awards Table
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	Grant Date Fair
Name	Grant Date	Approval Date	Threshold	Target 100%	Maximum 150%	Threshold	Target 100%	Maximum 200%	Shares of Stock or Units	Value of Stock and Option Awards
(a)	(b)		($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)	(#) (h)	(#) (i)	($) (l)
Jeffrey M. Keebler	(1)		320,000	640,000	960,000
(PEO)	03/03/2025(2)	02/21/2025(4)				3,454	6,907	13,814		762,809
	03/03/2025(3)	02/21/2025(4)							6,907	640,072
Jared J. Bushek	(1)		127,511	255,021	382,532
(PFO)	03/03/2025(2)	02/21/2025(4)				1,434	2,867	5,734		316,631
	03/03/2025(3)	02/21/2025(4)							2,867	265,685
Cari Anne Renlund	(1)		103,840	207,680	311,520
	03/03/2025(2)	02/21/2025(4)				673	1,345	2,690		148,542
	03/03/2025(3)	02/21/2025(4)							1,345	124,641
Lynn K. Hobbie	(1)		88,024	176,048	264,072
	03/03/2025(2)	02/21/2025(4)				528	1,056	2,112		116,625
	03/03/2025(3)	02/21/2025(4)							1,056	97,860
James J. Lorenz	(1)		74,974	149,948	224,922
	03/03/2025(2)	02/21/2025(4)				540	1,079	2,158		119,165
	03/03/2025(3)	02/21/2025(4)							1,079	99,991

(1)
The amounts show the threshold, target and maximum payouts under the 2025 STI. See the Compensation Discussion and Analysis for further information regarding the 2025 STI.
(2)
The amounts show the threshold, target and maximum payouts for grants of PSUs that were awarded in 2025 to the NEOs under our 2021 LTI Plan. The vesting of the PSUs is dependent on the level of achievement over a three-year period of the performance conditions described more fully in the Compensation Discussion and Analysis section, with each individual having the opportunity to earn from 0% to 200% of the target PSU award based on the level of achievement. The grant date fair value was determined by a calculation in accordance with FASB ASC 718 and is $110.44.
(3)
The amounts shown represent the number of time-based RSUs that were awarded in 2025 to the NEOs under our 2021 LTI Plan as described more fully below. The RSUs cliff vest on December 31, 2027. For the RSUs, the grant date fair value was calculated in accordance with FASB ASC 718 and is the closing price of our common stock on March 3, 2025, and is $92.67.
(4)
The board approved the PSUs and RSUs for each NEO on February 21, 2025, with a grant date of March 3, 2025.

We have a long-term incentive plan, which we refer to as the 2021 LTI Plan, under which certain key executives of the Company may be awarded PSUs, whose value is tied to the achievement of performance conditions described more fully under the 2025 Long-Term Incentives section, and RSUs, whose value is tied to changes in the Company's share price and any dividend payments made by the Company during the vesting period applicable to the awarded units. PSUs are settled by the Company in cash, stock or a combination of cash and stock. RSUs are settled by the Company in stock. The awards are accounted for in accordance with FASB ASC 718 as stock-based awards. That accounting also determines the presentation under applicable SEC disclosure rules, including the tables presented above and below. The 2025 awards under the 2021 LTI Plan vest on a three-year cliff vesting period. In the event of a bona fide retirement, not followed by work for a competitor, the executive will receive full vesting credit for each outstanding award. The awards vest 100% on the occurrence of a change in control. See the Potential Payments on Employment Termination or Change in Control section below.

For 2025, the Company made awards under the 2021 LTI Plan equal to 160% of base salary for the CEO and between 50% to 125% of base salary for each other NEO. Award values are based on the Company's share price on the date of grant plus dividend equivalents to be received over the three-year term of the award.

Actual value of units upon settlement may increase or decrease from the grant date fair values shown in the table based upon changes in the Company's share price and any changes in the actual dividends declared over the three-year term of the awards and, in the case of the PSUs, the extent to which the performance conditions are achieved.

Outstanding Equity Awards at December 31, 2025
		Stock Awards
Name	Grant Year	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
(a)		(#) (1) (2) (g)	($) (4) (h)	(#) (2) (3) (i)	($) (3) (4) (j)
Jeffrey M. Keebler (PEO)	2024	5,162	404,804	7,743	607,206
	2025	6,907	541,647	10,361	812,510
Jared J. Bushek (PFO)	2024	1,854	145,391	2,781	218,086
	2025	2,867	224,830	4,301	337,284
Cari Anne Renlund	2024	1,516	118,885	2,274	178,327
	2025	1,345	105,475	2,018	158,252
Lynn K. Hobbie	2024	1,438	112,768	2,157	169,152
	2025	1,056	82,812	1,584	124,217
James J. Lorenz	2024	972	76,224	1,458	114,336
	2025	1,079	84,615	1,619	126,962

(1)
This column reflects outstanding time-based RSU awards made under our 2021 LTI Plan, which will be issued in stock. At December 31, 2025, each NEO had two awards currently outstanding under the 2021 LTI Plan and which vest at the end of the three-year vesting period ending December 31, 2026, and December 31, 2027.
(2)
Awards under the 2021 LTI Plan provide for continued vesting with continued employment and in the event of a bona fide retirement by satisfying one of the following conditions: on or after age 65, on or after age 60 and has completed 10 years of service as an employee, or on or after age 55 and has completed 10 years as an officer or approval by the board. Based on age and years of service as an MGE officer L. Hobbie qualified for such continued vesting.
(3)
This column reflects outstanding PSU awards made under our 2021 LTI Plan, which will be settled in cash, stock or a combination of cash and stock as elected by the NEO at the time of vesting of the award. As described in the Compensation Discussion and Analysis section, payouts under these awards are subject to the achievement of specified performance metrics, and these awards vest, to the extent earned, at the end of a three-year performance period. The values in the table assume maximum level performance for performance units.
(4)
The market value shown for the units composing each of the awards is based on the closing price of our common stock on December 31, 2025 ($78.42).

2025 Option Exercises and Stock Vested
	Stock Awards
Name	Long-term Equity Awards	Number of Shares Acquired on Vesting	Value Realized on Vesting
(a)		(#) (1) (d)	($) (2) (e)
Jeffrey M. Keebler (PEO)	PSUs	5,123	428,769
	RSUs	3,415	285,818
Jared J. Bushek (PFO)	PSUs	1,727	144,541
	RSUs	1,151	96,333
Cari Anne Renlund	PSUs	1,761	147,387
	RSUs	1,174	98,258
Lynn K. Hobbie	PSUs	1,874	156,844
	RSUs	1,249	104,535
James J. Lorenz	PSUs	1,106	92,567
	RSUs	737	61,683

(1)
This table reflects awards under our 2021 LTI Plan that vested during 2025 and are settled in stock, cash or a combination of stock or cash upon conclusion of a three-year vesting period in the case of our 2021 LTI Plan. For cash-settled awards, because the value is based on our common stock, such awards are treated as stock-based awards for purposes of this table. Each NEO vested at 150% of the target PSUs granted.
(2)
Reflects the dollars vested during 2025 under the 2021 LTI Plan. For the PSUs and RSUs granted under the 2021 LTI Plan in 2023, the amounts were calculated by multiplying the number of PSUs and RSUs shown in Column (d) by the sum of the market price of our stock on the vesting date for those units, plus dividends at the rate in effect on the vesting date for the three-year period.

2025 Pension Benefits Table
Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments during 2025
(a)	(b)	(#) (c)	(d)	(e)
Jeffrey M. Keebler (PEO)	Retirement Plan	30	1,136,930	-
	Income Continuation Agreement	31	3,226,501	-
Jared J. Bushek (PFO) (1)	-	-	-	-
	-	-	-	-
Cari Anne Renlund (1)	-	-	-	-
	-	-	-	-
Lynn K. Hobbie	Retirement Plan	30	1,571,817	-
	Income Continuation Agreement	34	3,160,302	-
James J. Lorenz	Retirement Plan	30	1,614,758	-
	-	-	-	-

(1) J. Bushek and C. A. Renlund were hired subsequent to December 31, 2006, when the Retirement Plan was replaced by a 401(k) retirement plan for employees hired after that date.

The Madison Gas and Electric Company Retirement Plan (Retirement Plan) is a funded, tax-qualified, noncontributory defined benefit pension plan closed to new entrants hired after December 31, 2006. Benefits are payable at retirement in the form of an annuity. Earnings, for purposes of calculation of benefits under the Retirement Plan, include salary and STI but exclude payments from awards made under the 2021 LTI Plan and pay deferred under nonqualified deferred compensation agreements. The amount of annual earnings that may be considered in calculating benefits under the Retirement Plan is limited by law. For 2025, the annual limitation is $350,000. In 2026, it increased to $360,000.

Benefits under the Retirement Plan are calculated as an annuity based upon the employee's years of service to a maximum of 30 and the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's retirement multiplied by 1.4% for each year of service. If a NEO has achieved the maximum credited years of service under the Retirement Plan of 30, that is the amount shown. The Retirement Plan currently limits pensions paid under the Retirement Plan to an annual maximum in 2025 of $280,000 payable at age 65 in accordance with Internal Revenue Service requirements. Contributions to the Retirement Plan are made entirely by MGE and paid into a trust fund from which benefits of participants will be paid.

Eligibility for early retirement under the Retirement Plan is age 55 and five years of service. Benefits in the form of an annuity are available on a reduced basis at age 55 and an unreduced basis at age 65 or at age 62 with 15 years of service. L. Hobbie qualifies for unreduced benefits and retired on December 31, 2025, J. Lorenz qualifies for reduced benefits and J. Keebler is not yet eligible for retirement. J. Bushek and C. A. Renlund are not eligible to participate in the Retirement Plan.

J. Keebler and L. Hobbie have each also entered into an income continuation agreement to supplement benefits from the Retirement Plan. The income continuation agreements are unfunded, and benefits are paid from the Company's general assets. Benefits are payable upon the six-month anniversary of the employee's retirement in the form of a 10‑year certain and life annuity. Earnings, for purposes of the income continuation agreements, include salary, STI and nonqualified deferred compensation but exclude payments from awards made under the 2021 LTI Plan.

Benefits under the income continuation agreement for J. Keebler range from 47% at age 54 to 65% at age 65 of the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's separation of service less the benefit from the Retirement Plan, if any. Benefits under the income continuation agreement for L. Hobbie are 70% at age 65 or older of the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's retirement less the benefit from the Retirement Plan. In each agreement, the designated percentage is based on the employee's age at retirement. If J. Keebler were to separate from service prior to age 55, the designated percentage is based on his age at separation of service.

A grantor trust has been established through which the Company pays benefits. In the event of a potential change in control or an actual change in control, we are required to fund the trust with cash or marketable securities in an amount equal to 100% of the present value of the aggregate amounts required to pay beneficiaries under all income continuation and nonqualified deferred compensation agreements plus an amount to cover the expense of maintaining the trust.

Amounts shown in the 2025 Pension Benefits Table above use a discount rate by participant which ranges from 5.31% to 5.78% for both the Pension Plan and income continuation agreements. For all participating NEOs, benefits are calculated at the earliest unreduced retirement age of 62 for the Retirement Plan and age 65 for the income continuation agreements. All benefits are calculated using Pri-2012/MP-2021 combined white collar mortality tables with fully generational scale MP‑2021. No preretirement decrement is assumed. Benefits are payable in the form of a life annuity for the Retirement Plan and a 10-year certain and life annuity for the income continuation agreements. See Footnote 11.c. of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025, for additional information regarding the assumptions used to determine benefit obligations.

2025 Nonqualified Deferred Compensation Table
Name	Executive Contributions in 2025	Registrant Contributions in 2025	Aggregate Earnings in 2025	Aggregate Withdrawals/ Distributions	Aggregate Balance as of 12/31/25
(a)	($) (1) (2) (b)	($) (2) (c)	($) (3) (d)	($) (e)	($) (4) (f)
Jeffrey M. Keebler (PEO)
Deferred Compensation Plan	-	-	57,789	-	857,196
2023 Deferred Compensation Supplemental	359,730	-	36,593	-	979,397
Executive Retirement Plan
Jared J. Bushek (PFO)
Deferred Compensation Plan	-	-	15,005	-	222,572
2023 Deferred Compensation Supplemental	38,296	74,954	8,654	-	697,668
Executive Retirement Plan
Cari Anne Renlund
2023 Deferred Compensation Supplemental	-	64,464	84,690	-	680,655
Executive Retirement Plan
Lynn K. Hobbie
Deferred Compensation Plan	-	-	-	-	-
James J. Lorenz
Deferred Compensation Plan	-	-	-	-	-
2023 Deferred Compensation Supplemental	-	44,555	28,154	-	251,587
Executive Retirement Plan

(1)
Amounts in this column are included in the "Salary" or "Non-Equity Incentive Plan Compensation" column in the 2025 Summary Compensation Table.
(2)
For J. Keebler, amounts for the 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP) represent elective employee contributions; for J. Bushek, amounts represent elective employee contributions and Company contributions; and for C. A. Renlund and J. Lorenz, amounts represent Company contributions. For J. Bushek, C.A. Renlund, and J. Lorenz, registrant contributions for the 2023 DCSERP are included under All Other Compensation in the 2025 Summary Compensation Table.
(3)
For J. Keebler and J. Bushek, other than above-market earnings, amounts in this column for the Deferred Compensation Plan are not included in the 2025 Summary Compensation Table. For J. Keebler, J. Bushek, C.A. Renlund and J. Lorenz amounts in this column for the 2023 DCSERP are not included in the 2025 Summary Compensation Table.
(4)
For J. Keebler and J. Bushek, employee salary deferrals and above-market earnings for prior years have been previously reported in the Summary Compensation Table for those years. The aggregate balances for the prior year for the legacy Deferred Compensation Plan were $799,407 for J. Keebler and $207,567 for J. Bushek. The aggregate balance for the prior year for the 2023 DCSERP, as disclosed as of prior year's proxy, was $583,074 for J. Keebler, $575,764 for J. Bushek, $531,501 for C. A. Renlund, and $178,878 for J. Lorenz.

The 2025 Nonqualified Deferred Compensation Table presents amounts deferred under a legacy Deferred Compensation Plan for employee contributions made prior to 2023 and employee contributions and Company contributions under the 2023 DCSERP.

Deferred Compensation Plan

J. Keebler and J. Bushek previously deferred compensation under the legacy Deferred Compensation Plan. Participants are no longer allowed to defer compensation under that Plan. That Plan offers participants the opportunity to have their deferrals notionally invested in a Prescribed Rate Fund and in other market-based notional investment options (including a notional Company common stock fund) paralleling the 2023 DCSERP. For the Prescribed Rate Fund, which was the sole option prior to other market-based offerings starting in 2023, the investment earnings credit is based on the semiannual rate of U.S. Treasury Bill with a 26-week maturity increased by 1% with a minimum annual rate of 7%, compounded monthly. Participants may reallocate all or a portion of their Prescribed Rate Fund account balance into the market-based investment options. If a participant chooses to reallocate funds out of the Prescribed Rate Fund, those amounts may not be reallocated or transferred back into the Prescribed Rate Fund. See "2023 Deferred Compensation Supplemental Executive Retirement Plan" below for a description of nature of the other market-based notional investment options.

The Company did not make contributions to participants' accounts under the Deferred Compensation Plan. Distributions are payable upon the six-month anniversary of the employee's termination of employment with the Company. The form of distribution is based on employee election and paid in semiannual or annual installments up to 15 years or in a lump sum.

2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP)

Under the terms of the 2023 DCSERP, certain executives are eligible for Company contributions, since they do not have benefits under an income continuation agreement (J. Bushek, C. A. Renlund, and J. Lorenz); and all executives are eligible to make employee contributions.

Participants may defer up to 50% of base salary and 90% of STI. The form of distribution is based on employee election. Distributions may be in-service or at separation of service. A participant may elect in-service distributions for a period not exceeding five years or receive a lump sum. Separation of service distributions may be elected for a period not exceeding 15 years or receive in a lump sum. Employee contributions are 100% vested.

Company contributions may be restoration contributions made in excess of defined contribution annual compensation limits, supplemental contributions based on the executive's annual earnings or discretionary contributions. The restoration contributions are fully vested, and supplemental contributions have a five-year vesting provision based on the individual's employment date with MGE. The board establishes a vesting provision for discretionary contributions. In either case, full vesting occurs upon the participant's death, disability or a change in control. The Company contribution amounts are established by the board, are unfunded and are credited to a book entry account on behalf of each executive. Company contributions may not be distributed until the calendar year following a participant's separation from service and shall be made in 20 annual installments unless the participant elects a shorter period or a lump-sum payment.

Amounts credited to a participant's accounts under the Plan, either through participant compensation deferrals or Company contributions, may be "invested" in one or more investment options (including a notional Company common stock fund) selected by the participant from options made available from time to time by the Plan administrator. The investments are hypothetical, or assumed, as there is no actual investment of funds. Plan participants do not have a right to have amounts in such notional accounts actually invested in any investment assets or funds.

Based upon the investment options chosen, a participant's accounts are credited with deemed investment earnings and losses by assuming that the account balances are invested in those investment options. Those earnings and losses are credited to accounts on each day on which established U.S. securities exchanges are open for business. Plan participants may reallocate amounts in their accounts (adjusted for earnings and losses) among the various available investment options according to procedures adopted by the Plan administrator from time to time.

Potential Payments on Employment Termination or Change in Control

For purposes of potential payments on employment termination or change in control, each of our NEOs is a participant in the Madison Gas and Electric Company General Severance Plan (Severance Plan) that covers our salaried employees. In addition, MGE has entered into individual severance agreements (Severance Agreements) with each of our NEOs that provide for payments in connection with the officer's termination of employment in the event of a change in control. Each Severance Agreement is for a three-year fixed term and automatically extends for one year unless the NEO is provided notice that the agreement will not be extended. Such non-extension notice may not occur in the event the board has knowledge of a potential change in control or in the event of a change in control. In the event of a change in control where there are less than 24 months remaining in the term of the Severance Agreement, the term of the Severance Agreement will be extended so that the Severance Agreement will terminate 24 months following such change in control.

Employment Terminations Other Than in Connection With a Change in Control

For employment terminations other than in connection with a change in control, the NEOs, like other salaried employees, are entitled to a payment equal to two weeks of compensation plus the employee's weekly compensation multiplied by the number of years of employment, not to exceed 24 years. There are no benefits payable under the Severance Plan if termination results from cause, permanent disability, death, early or normal retirement, or voluntary termination. Because those benefits are equally available to all salaried employees (including NEOs) under those circumstances, they are not separately valued in this section. Benefits receivable under our retirement and deferred compensation arrangements are described above under 2025 Pension Benefits Table and 2025 Nonqualified Deferred Compensation Table.

Employment Terminations in Connection With a Change in Control

For employment terminations in connection with a change in control, our benefits arrangements provide enhancements, which are described in the remainder of this section. Benefits receivable under our Retirement Plan and employee individual deferred compensation agreements are not separately valued in this section as they are described above under 2025 Pension Benefits Table and 2025 Nonqualified Deferred Compensation Table and are not affected by a change in control. To the extent not vested, registrant (employer) contributions under the 2023 DCSERP described in the 2025 Nonqualified Deferred Compensation Table are fully vested in the event of a change in control; however, the 2025 registrant contributions shown in the 2025 Nonqualified Deferred Compensation Table were fully vested when made.

Under the form of Severance Agreements, for all new executive officers named in 2012 or later, such as J. Keebler, J. Bushek, C. A. Renlund and J. Lorenz, they are entitled to a severance payment following a "change in control" if, within 24 months after the change in control, the officer's employment is terminated by: (i) MGE, other than for cause, death or disability, or (ii) the employee for "good reason." The definition of "good reason" in these agreements is a material diminution in the employee's base compensation, authority, duties or responsibilities, authority or duties of the employee's supervisor, or a material diminution in the budget over which the employee retains authority. The employee must notify the Company within 90 days of the occurrence of the good reason condition, and the Company must be provided at least 30 days to remedy the condition.

L. Hobbie, who retired on December 31, 2025, would have been entitled to a severance payment following a "change in control." Benefits would have been payable if, within 24 months after the change in control, employment was terminated by: (i) MGE, other than for cause; (ii) the employee for "good reason"; or (iii) the employee for any reason during the 30-day period commencing one year after the date of the change in control. "Good reason" was defined to include a material reduction in the employee's position, duties or responsibilities; any reduction in compensation or benefits; or failure to provide benefits comparable to peer employees and a required relocation of the employee from Dane County, Wisconsin. The employee's good faith determination of good reason would have been considered conclusive.

Under all agreements, the employee must remain with the Company voluntarily until an attempted change in control terminates or until 90 days following a change in control. The employee agrees to keep confidential trade secrets and other nonpublic information concerning MGE.

"Change in control" is defined to include:

•
The acquisition by any person, subject to certain exceptions, of beneficial ownership of 20% or more of our common stock;
•
A change in the majority of our Board of Directors;
•
Certain mergers or similar transactions involving MGE's assets where, among other conditions, the current shareholders do not constitute at least 60% of the shareholders of the resulting or acquiring entity; or
•
A liquidation or dissolution of MGE.

Severance payments to L. Hobbie who retired on December 31, 2025, would have been equal to any unpaid salary, pro-rata STI and accrued vacation pay and three times the employee's annual base salary plus three times the highest STI paid during any of the five years immediately preceding a change in control, reduced to avoid triggering excise tax under Section 280G of the Internal Revenue Code. In connection with L. Hobbie’s retirement, no severance benefits were paid. Severance payments to J. Keebler, J. Bushek, C. A. Renlund and J. Lorenz will be equal to any unpaid salary, pro-rata STI and accrued vacation pay and two times the annual base salary plus two times the highest STI paid during any of the five years preceding a change in control, reduced to avoid triggering excise tax under Section 280G of the Internal Revenue Code. The agreement with L. Hobbie was entered into in 1994. J. Keebler's, J. Bushek's, C. A. Renlund's and J. Lorenz's agreements were entered into in connection with being named an officer of the Company in January 2012 for J. Keebler, July 2015 for J. Bushek, November 2015 for C. A. Renlund, and October 2018 for J. Lorenz. Severance payments are payable upon the six-month anniversary of the date of separation.

Subject to Section 280G limitations referenced above, in addition to severance, MGE is obligated to pay any legal expenses incurred by the employee for disputes in which the employee prevails. Employees are not obligated to seek other employment or otherwise take action to mitigate the amounts payable by MGE. Over age 67, benefits are subject to reduction (eventually to zero); no benefits are payable beyond age 70 or if the employee dies.

The table below was prepared to illustrate the benefits payable under the Severance Agreements and 2021 LTI Plan for each NEO. However, no change in control of MGE has actually occurred, and no executive has received any of the severance indicated. If a change in control did occur in the future, the actual payments to the NEOs would depend upon the circumstances in effect at the time, including relative compensation and age.

Executive Benefits Upon Termination	Jeffrey M. Keebler	Jared J. Bushek	Cari Anne Renlund	Lynn K. Hobbie(4)	James J. Lorenz
	($)	($)	($)	($)	($)
Severance: (1)
Salary	1,600,000	732,640	830,718	1,173,651	574,984
STI	1,731,840	594,758	541,214	661,764	337,142
Accrued Vacation (If Eligible)	-	-	-	45,142	33,172
Pro-rata STI - Year of Termination (2)	634,725	238,927	217,234	200,711	149,549
2021 LTI Plan - Unvested (3)	2,366,167	925,591	560,938	488,949	402,138
Total	6,332,732	2,491,916	2,150,104	2,570,217	1,496,985

(1)
Value reflects two or three times the amount of the executive's base salary plus the highest paid or payable STI in the past five years and accrued vacation pay if eligible under the Company's normal pay practices, reduced to avoid triggering excise tax under Section 280G of the Internal Revenue Code.
(2)
Executives are entitled to a pro-rated STI, depending on the time of the year in which the termination occurs, based upon the highest STI paid or payable in the past three fiscal years immediately preceding the year in which a change in control occurs.
(3)
Unvested values of 2021 LTI Plan awards are shown for all executives. These amounts would vest in the event of a change in control as described in this table. They would also vest in the event of death, disability or retirement.
(4)
L. Hobbie retired on December 31, 2025; benefits are disclosed above as if she had separated from service as of December 31, 2025 in the event of a change in control. In connection with L. Hobbie’s retirement, her outstanding equity awards vested pursuant to the terms of the underlying award agreements.

CEO Pay-Ratio

As required by SEC rules, we are providing the following information to compare the pay of our CEO as shown in the 2025 Summary Compensation Table to the median pay for an MGE Energy employee calculated in a similar manner.

For 2025, the median total compensation for all employees (other than CEO) of the Company was $141,512. The annual total compensation of our CEO, as reported in the 2025 Summary Compensation Table was $3,613,508. The ratio of the annual total compensation of J. Keebler to the annual total compensation for the median employee in 2025 was 25.5 to 1.

The rules surrounding the CEO Pay Ratio generally require companies to identify the median employee once every three years and then calculate the total compensation for that employee each year. During 2025, as there were no significant changes to MGE's employee population and no meaningful changes to employee compensation arrangements, we have used the same median employee that we used for 2023 and 2024. To determine the median employee for 2023, we used W-2 compensation for all employees employed by the Company as of December 31, 2023. Wages and salaries were annualized for employees that were either not employed for the full year or who were on long-term disability. The median employee was identified from this list. The median employee selected as a result of that methodology is not eligible for a bonus/STI or enrolled in the Company's defined benefit pension plan. In some years, the ratio of pay for the CEO compared to the median employee is impacted by the measure of change in the present value of the pension benefit for the CEO, which was the case in 2025 due to a decrease in the discount rate. This additional value related to pension benefits resulted in a higher compensation ratio for the CEO compared to the median employee.

Pay Versus Performance

Pay Versus Performance
					Value of Initial Fixed $100 Investment Based on:			Company Selected Measure
Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(4)(5) (e)	Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return ($)(6) (g)	Net Income ($) (h)	Earnings Per Share - Basic and Diluted ($)(7) (i)
2025	3,613,508	2,632,179	1,105,725	888,101	125	144	135,889,000	3.72
2024	2,126,131	3,303,145	855,983	1,138,299	146	129	120,569,000	3.33
2023	2,566,797	2,206,732	895,191	838,196	110	108	117,699,000	3.25
2022	1,678,867	1,590,003	797,155	731,318	105	119	110,952,000	3.07
2021	2,628,028	2,189,827	863,501	766,775	120	117	105,761,000	2.92

(1)
Reflects amounts reported in the "Summary Compensation Table" for J. Keebler (PEO).
(2)
Compensation Actually Paid (CAP) includes adjustments in accordance with the SEC methodology to the total executive compensation reported from the summary compensation table. The adjustments include a deduction for actuarial present value of accumulated benefit of all defined benefit and actuarial pension plans reported in the summary compensation table; addition of actuarially determined service costs for services rendered by the executive during the covered fiscal period, deduction of grant date fair value of equity award amounts reported in the summary compensation table; and addition or subtraction of the change in fair value of the equity awards unvested and vested during the fiscal period. The calculation of "compensation actually paid" is prescribed by SEC rules and does not represent the compensation actually received by the named executive officers for any time period shown above.
(3)
To calculate CAP for the PEO, the following adjustments were made to the Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining CAP for 2025:

Year	Deduction for Actuarial Pension Present Value	Addition for Service Cost for Pension	Deduction of Grant Date Fair Value of Awards Granted in FY	Addition of Fair Value of Equity Awards Granted in FY	Change in Fair Value of Prior Years’ Unvested Equity Awards	Change in Fair Value of Prior Years’ Awards Vested in FY	Total Adjustment to CAP
2025	(518,771)	153,991	(1,402,881)	1,172,049	(294,621)	(91,096)	(981,329)

(4)
For fiscal years 2021 through 2025, J. Bushek, L. Hobbie, and C.A. Renlund are included as other named executive officers. In addition, J. Lorenz is included for fiscal year 2024 and 2025; T. Johnson is included for fiscal years 2021 through 2023. D. Peterson is included for fiscal year 2021.
(5)
To calculate CAP for the average named executive officers, the following average adjustments were made to Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining CAP for 2025:

Year	Deduction for Actuarial Pension Present Value	Addition for Service Cost for Pension	Deduction of Grant Date Fair Value of Awards Granted in FY	Addition of Fair Value of Equity Awards Granted in FY	Change in Fair Value of Prior Years’ Unvested Equity Awards	Change in Fair Value of Prior Years’ Awards Vested in FY	Total Adjustment to CAP
2025	(53,391)	—	(322,285)	269,256	(82,473)	(28,731)	(217,624)

(6)
Peer Group Total Shareholder Return of the Edison Electric Institute (EEI) Index companies, which is the index used for purposes of the Company’s disclosure under Item 201(e) of Regulation S-K.
(7)
The Company determined that EPS is the most important financial performance measure used to link CAP to Company performance given that it is utilized as a component of the 2025 STI and the 2025 PSU awards granted to the NEOs.

The Human Resources and Compensation Committee did not consider the required "Pay versus Performance" disclosures in its decision-making process when determining 2025 executive compensation.

The chart below illustrates the relationship of executive compensation actually paid and MGE Energy Total Shareholder Return (TSR). Also included is the relationship of MGE Energy TSR and peer group TSR.

CAP vs. TSR
Compensation Actually Paid (in millions)
Total Shareholder Return Indexed ($100)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$150
$130
$110
$90
$70
$50
2021
2022
2023
2024
2025
$2.2
$120
$117
$0.8
$119
$1.6
$105
$0.7
$2.2
$110
$108
$0.8
$3.3
$146
$129
$1.1
$144
$2.6
$125
$0.9
PEO CAP
Avg. NEO CAP
MGEE TSR
Peer Group TSR

The chart below illustrates the relationship of executive compensation actually paid and Earnings Per Share (EPS).

CAP vs. EPS
Compensation Actually Paid (in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Earnings Per Share
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
$2.2
$0.8
$2.92
$1.6
$0.7
$3.07
$2.2
$0.8
$3.25
$3.3
$1.1
$3.33
$2.6
$0.9
$3.72
2021
2022
2023
2024
2025
PEO CAP
Avg. NEO CAP
EPS

The chart below illustrates the relationship of executive compensation actually paid and Net Income.

CAP vs. Net Income
Compensation Actually Paid (in millions)
Net Income (in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$140.0
$130.0
$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$2.2
$0.8
$105.8
$1.6
$0.7
$111.0
$2.2
$0.8
$117.7
$3.3
$1.1
$120.6
$2.6
$0.9
$135.9
2021
2022
2023
2024
2025
PEO CAP
Avg. NEO CAP
Net Income

The following table identifies the financial and non-financial most important performance measures used by our Human Resources and Compensation Committee to link compensation actually paid to our NEOs to Company performance. See further discussion in the Compensation Discussion and Analysis for description of metrics and impact to executive compensation.

Performance Measures
Earnings Per Share
Return on Equity
Relative Total Shareholder Return
Customer Satisfaction Rating
Service Reliability

Voting and Meeting Information

Attending the Annual Meeting

The Annual Meeting will be held online. Shareholders are encouraged to participate by visiting the following website: www.virtualshareholdermeeting.com/mgee2026. To fully participate in the meeting, you will need your 16-digit control number from your proxy materials. See the Notice of Annual Meeting Shareholders at the beginning of this Proxy Statement for more information. An audio broadcast of the Annual Meeting also will be available by telephone toll-free at 1-877-328-2502. Shareholders of record as of close of business on March 23, 2026, are entitled to participate in and to submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/mgee2026.

The meeting will begin promptly at 11:00 a.m., Central Time, on May 19, 2026. We encourage you to access the meeting prior to the start time. Online access will open at 10:30 a.m., Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/mgee2026 for one year after the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in this Proxy Statement.

Number of Votes Per Share

Each share of common stock issued and outstanding as of the record date for the meeting is entitled to one vote at the meeting, except as described below for shareholders who own more than a specified percentage of our common stock.

The record date for the meeting is March 23, 2026. Holders of record as of such date can vote during the virtual Annual Meeting or prior to the Annual Meeting by proxy. By giving us your proxy, you are authorizing the individuals named on the proxy card (the proxies) to vote your shares in the manner you indicate. On March 23, 2026, there were 36,752,339 shares of our common stock issued and outstanding.

Our Amended and Restated Articles of Incorporation contain a provision limiting the voting power of any shareholder who acquires more than 10% of our outstanding voting stock. Shares held by any shareholder in excess of 10% are entitled to 1/100th vote per share. We have two shareholders to whom this provision applies. See the section of this Proxy Statement titled "Beneficial Ownership," above. In addition, under Section 180.1150 of the Wisconsin Business Corporation Law, with respect to any "resident domestic corporation," as defined therein (and including MGE Energy), the voting power of shares held by any person in excess of 20% of the voting power in the election of directors is limited to 10% of the full voting power of the excess shares.

Voting Deadline

To ensure that proxies are received in time to be counted prior to our Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 P.M. Eastern Time on May 18, 2026, and proxies submitted by mail should be received by the close of business on the day prior to the date of our Annual Meeting.

How Street Name Holders May Vote

If you own shares through a broker, the registered holder of those shares is your broker or its nominee (collectively referred to herein as a broker). If you receive our proxy materials from your broker, you should vote your shares by following the procedures specified by your broker. Your broker will tabulate the votes it received from its customers and submit a proxy card to us reflecting those votes. If you plan to vote your shares at the meeting, you should contact your broker to obtain a legal proxy.

Please note that, in the absence of any direction from you, your broker is not allowed to vote your shares in the election of directors or on the advisory vote relating to executive compensation. Your broker may exercise its discretionary voting authority to vote your shares on the ratification of auditors. Your vote is important to us, so we hope you will make your choices known to your broker using the means they provide to you.

How Registered Holders May Vote

If you personally hold a certificate for your shares, have direct registration shares on our books or have shares held by us in the Direct Stock Purchase and Dividend Reinvestment Plan, then you are the registered holder. Shares you have accumulated in the Direct Stock Purchase and Dividend Reinvestment Plan are held by the administrator under the nominee name of Dingo & Co. Those shares, including your certificate or direct registration shares, will be voted in accordance with the direction given by you on your proxy.

As a convenience to you, we are providing you with the option to vote by proxy via the Internet or toll-free touch-tone telephone. Refer to your proxy card or e-notice for more information and instructions. If you prefer, you may cast your vote by returning your signed and dated proxy card. Instructions regarding all three methods of voting are included on the proxy card. The signature on the proxy card should correspond exactly with the name of the shareholder as it appears on the proxy card. Where stock is registered in the name of two or more persons, each of them should sign the proxy card. If you sign a proxy card as an attorney, officer, personal representative, administrator, trustee, guardian or in a similar capacity, please indicate your full title in that capacity.

In voting on:

•
The election of directors in Proposal 1, you may vote "FOR," "against" or "abstain" for each nominee.
•
The ratification of the selection of our independent registered public accounting firm in Proposal 2, you can specify whether you vote "FOR," "against" or "abstain."
•
The advisory vote to approve executive compensation in Proposal 3, you can specify whether you vote "FOR," "against" or "abstain."

If you sign and return the proxy card or submit your electronic vote without specifying any instructions and without indicating expressly that you are not voting some or all of your shares on a particular proposal, your shares as to which no indication has been made will be voted "FOR" the election of each director nominee, "FOR" the ratification of the selection of PricewaterhouseCoopers LLP and "FOR" the non-binding advisory approval of our executive compensation.

Voting Your 401(k) Shares

If you participate in the MGE 401(k) Retirement Accumulation Plan or the MGE 401(k) Retirement Accumulation Plan for Bargaining Employees (the “401(k) Plans”) and you owned shares of our Common Stock within your account as of March 23, 2026, you will receive a request for voting instructions from Vanguard Fiduciary Trust Company (the “Plan Trustee”) with respect to the shares credited to your account. The Plan Trustee will vote your shares in accordance with your instructions received by May 14, 2026, at 11:59 PM Eastern Time. You may also revoke previously given voting instructions by May 14, 2026, at 11:59 PM Eastern Time, by filing with the Plan Trustee either written notice of revocation or a properly completed and signed voting instruction form bearing a later date. If you do not send instructions for a proposal, the Plan Trustee will vote the number of shares credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

Broker Non-Votes

Brokers holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker is not permitted to vote shares for a beneficial owner without timely received voting instructions and a “broker non-vote” occurs as to such matters if the broker submits a vote on “routine” matters. We believe that the proposal to ratify the selection of auditors will be considered “routine” and, therefore, brokers will have discretionary authority to vote on this proposal. The remaining proposals to be presented at the Annual Meeting are considered non-routine. We strongly encourage you to submit your voting instructions to your broker to ensure your shares are voted in accordance with your instructions at the Annual Meeting.

Holders Needed to Establish a Quorum

A quorum is necessary to hold a valid meeting of shareholders. If holders of a majority of the outstanding shares of common stock are present in person or by proxy for any proposal to be acted upon at the meeting, then a quorum will exist for that proposal. In order to assure the presence of a quorum, please vote via the Internet, telephone, or sign and return the proxy card promptly in the enclosed postage-paid envelope even if you plan to attend the virtual meeting. Broker non-votes as well as abstentions are counted for purposes of establishing a quorum for the meeting.

The Vote Necessary for Action to be Taken

In uncontested elections of directors, our Amended and Restated Bylaws, dated September 15, 2023, provide that each director will be elected by a majority of the votes cast in person or by proxy. Abstentions and broker non-votes will have no effect on the election of directors.

The votes "FOR" must exceed the votes cast "against" at the meeting in order to ratify the selection of auditors. Abstentions will not have any effect. Because brokers will have discretionary voting authority on this proposal, there will not be any broker non-votes.

The votes "FOR" must exceed the votes cast "against" at the meeting in order to approve, on an advisory basis, the compensation of the Company's NEOs. Although the advisory vote is nonbinding, our board will review the results of the votes and take them into account in making future determinations concerning executive compensation. Abstentions and broker non-votes will have no effect.

Revocation of Proxies

If you are a registered holder of our common stock, you may revoke your proxy by giving a written notice of revocation to our Corporate Secretary at any time before your proxy is voted, by submitting a later-dated proxy or by voting your shares at the virtual meeting. If your shares are held by a broker, you must contact your broker to revoke your proxy. Attendance at the meeting will not automatically revoke any authorization you have given to your broker or any prior proxy you have given.

Why did I receive a separate Notice instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet. Accordingly, we began mailing a separate Notice of Internet Availability on or about April 2, 2026, instead of a full set of our printed proxy materials. The Notice is not a proxy card and cannot be used to vote your shares. However, the Notice includes instructions on how to access our proxy materials online and vote your shares.

If you are a registered stockholder, you may request a printed set of proxy materials by (1) visiting www.ProxyVote.com and following the applicable instructions, (2) calling 800-579-1639 or (3) sending an email requesting a paper copy of current meeting materials to sendmaterial@ProxyVote.com and include the control number located in the Notice.

If you are a beneficial owner, please refer to the instructions provided by your broker, bank or other nominee on how to access our proxy materials and vote.

Other Information

Transaction of Other Business

Our Board of Directors does not intend to present any business for action by our shareholders at the meeting except the matters referred to in this document. If any other matters should be properly presented at the meeting, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with the recommendations of our Board of Directors.

Expenses of Solicitation

We will bear the cost of soliciting proxies for the Annual Meeting. Proxies will be solicited by mail and may be solicited personally by our directors, officers or employees who will not receive special compensation for such services. We have retained Sodali & Co, 333 Ludlow Street, Stamford, Connecticut 06902, to solicit proxies at a fee of $10,000 plus expenses.

Householding

The rules of the SEC allow us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or set of proxy materials to multiple stockholders who share an address, unless we have received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and proxy materials, contact Broadridge by telephone at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or proxy materials and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials and proxy materials for your household, please contact Broadridge at the above telephone number or address.

Shareholder Proposals for 2027 Annual Meeting

Shareholder proposals intended to be presented at the 2027 Annual Meeting of Shareholders must be received in writing at our principal executive offices (Attention: Secretary, 623 Railroad Street, Post Office Box 1231, Madison, Wisconsin 53701-1231) prior to December 3, 2026, in order to be considered for inclusion in our Proxy Statement and proxy related to that meeting. Any proposal submitted must be in compliance with Rule 14a-8 of Regulation 14A of the SEC.

Our bylaws set forth additional requirements and procedures regarding the submission by shareholders of director nominations and other matters for consideration at the 2027 Annual Meeting of Shareholders, including a requirement that those nominations or proposals be given to the Secretary not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's Annual Meeting. Accordingly, a shareholder proposal or nomination intended to be considered at the 2027 Annual Meeting of Shareholders must be received by the Secretary at the address set forth above after the close of business on January 19, 2027, and on or prior to the close of business on February 18, 2027. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2027.

Contacting Our Directors

A shareholder who desires to contact members of our Board of Directors may do so by sending an email to directors@mgeenergy.com or by writing to Board of Directors, MGE Energy, Inc., Post Office Box 1231, Madison, Wisconsin

53701-1231. The correspondence should identify the shareholder, their address and shareholdings. That correspondence is received by our Corporate Secretary's office. Our Corporate Secretary's office will forward matters within the board's purview to them. Ordinary business matters, such as issues relating to customer service, employment or commercial transactions, will be directed to the appropriate areas within our Company for handling. Comments or concerns regarding financial reporting, legal compliance or other ethical issues should be directed to EthicsPoint® at ethicspoint.com or phone 1-866-384-4277. EthicsPoint is a third party we have selected for receiving and handling such communications from shareholders as well as our employees. Communications to EthicsPoint may be sent anonymously. EthicsPoint will forward those communications directly to the Chairman of our Audit Committee.

References to Websites

We have included several website references in this document as an aid to finding additional information about specific subjects. By doing so, we do not mean to incorporate by reference, and are not incorporating by reference, those websites or their content into this document.

Forward-Looking Information

Certain matters discussed in this Proxy Statement, and in the letters accompanying this Proxy Statement, include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. No forward-looking statement can be guaranteed. Words such as "believe," "expect," "anticipate," "estimate," "could," "should," "intend," "will," "commit," "target," “plan” and other similar words relating to goals, targets and projections generally identify forward-looking statements. We caution you that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Those risks are described in our 2025 Form 10-K under "Risk Factors" and in other reports we filed with the SEC. The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law or regulation, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

This Page Intentionally Left Blank

Building your community energy company for the future.

Learn more at mgeenergy.com.

P.O. Box 1231
Madison, WI 53701-1231

MGE is committed to environmental stewardship. This report is printed on recycled paper.

MGE ENERGY, INC.
133 SOUTH BLAIR STREET
P.O. BOX 1231
MADISON, WI 53701-1231

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com/mgee or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2026 or 11:59 p.m. Eastern Time on May 14, 2026 for participants voting under the 401(k) Plans. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/mgee2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, go to www.mgeenergy.com/paperless and log into your online shareholder account.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 18, 2026 or 11:59 p.m. Eastern Time on May 14, 2026 for participants voting under the 401(k) Plans. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86017-P44749 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**MGE ENERGY, INC.**

**The Board of Directors recommends a vote "FOR" each director nominee and "FOR" proposals 2 and 3.**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | Election of Class I Directors | | | |
| 1a. | James G. Berbee | ☐ | ☐ | ☐ |
| 1b. | Londa J. Dewey | ☐ | ☐ | ☐ |
| 1c. | Angela S. Rieger | ☐ | ☐ | ☐ |
| 2. | Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2026. | ☐ | ☐ | ☐ |
| 3. | Advisory Vote: Approval of the compensation of the named executive officers as disclosed in the proxy statement under the heading "Executive Compensation." | ☐ | ☐ | ☐ |

The Proxies shall have the discretion to vote on such other business as may properly come before the meeting or any adjournment thereof.

**NOTE:** Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

**Annual Meeting**

MGE Energy, Inc. will be hosting a virtual meeting. Shareholders will be able to join a live webcast of the annual meeting, vote their shares and submit questions by visiting www.virtualshareholdermeeting.com/mgee2026 and entering the 16-digit control number included in their proxy materials.

If you wish to join us by phone, you can do so by dialing 1-877-328-2502, and entering your 16-digit control number.

Although you can vote and submit questions when joining the meeting online, you are encouraged to vote prior to the meeting.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

---

V86018-P44749

**MGE ENERGY, INC.**
**Annual Meeting of Shareholders**
**May 19, 2026, 11:00 AM Central Time**
**Attend the annual meeting, vote your shares and submit questions at**
**www.virtualshareholdermeeting.com/mgee2026**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints James L. Possin and Cari Anne Renlund, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of MGE ENERGY, INC. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 19, 2026, via live webcast at www.virtualshareholdermeeting.com/mgee2026, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

**THE SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS OTHERWISE PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, AND FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**PLAN PARTICIPANT VOTING INSTRUCTION**: I instruct Vanguard Fiduciary Trust Company, as Trustee of the Madison Gas and Electric Company 401(k) Retirement Accumulation Plan, and the Madison Gas and Electric Company 401(k) Retirement Accumulation Plan for Bargaining Employees to vote all shares of stock that I hold within the Plans at the Annual Meeting, and at all adjournments thereof. This instruction revokes any previous instructions given.

**(Continued and to be signed on reverse side)**